SEC File Nos. 33-54444
811-7338

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
Registration Statement
Under
the Securities Act of 1933
Post-Effective Amendment No.  13
and
Registration Statement
Under
The Investment Company Act of 1940
Amendment No.  15

CAPITAL WORLD GROWTH AND INCOME FUND, INC.
(Exact Name of Registrant as specified in charter)
333 South Hope Street
Los Angeles, California 90071
(Address of principal executive offices)
Registrant's telephone number, including area code:
(213) 486-9200

Vincent P. Corti
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(name and address of agent for service)


Copies to:
MICHAEL J. FAIRCLOUGH, ESQ.
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California  90071
(Counsel for the Registrant)

Approximate date of proposed public offering:
It is proposed that this filing become effective on May 15, 2002, pursuant to paragraph (b) of rule 485.

[logo - American Funds (sm)]




                                          The right choice for the long term/SM/




Capital World Growth and Income Fund/(R)/

Retirement Plan Prospectus







TABLE OF CONTENTS
 1    Risk/Return Summary
 4    Fees and Expenses of the Fund
 5    Investment Objective, Strategies and Risks
 7    Management and Organization
 9    Purchase, Exchange and Sale of Shares
10    Sales Charges
11    Sales Charge Reductions
12    Individual Retirement Account (IRA) Rollovers
12    Plans of Distribution
13    Distributions and Taxes
14    Financial Highlights







 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


 PROSPECTUS







 May 15, 2002

Risk/Return Summary

The fund seeks to make your investment grow over time and provide you with current income by investing primarily in stocks of well-established companies located around the world.

The fund is designed for investors seeking both capital appreciation and income.
 In pursuing its objective, the fund tends to invest in stocks that are relatively resilient to market declines. Your investment in the fund is subject to risks, including the possibility that the fund's income and the value of its investments may fluctuate in response to events specifically involving the companies in which the fund invests, as well as economic, political or social events in the U.S. or abroad.

Although all securities in the fund's portfolio may be adversely affected by currency fluctuations or global political, social or economic instability, securities issued by entities based outside the U.S. may be affected to a greater extent.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME.

Capital World Growth and Income Fund / Prospectus

HISTORICAL INVESTMENT RESULTS

The following information provides some indication of the risks of investing in the fund by showing changes in the fund's investment results from year to year and by showing how the fund's average annual total returns for various periods compare with those of a broad measure of market performance. Past results are not an indication of future results.

CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES
(Results do not include a sales charge;
if one were included, results would be lower.)
[bar chart]
1994   1.22%
1995  21.40
1996  21.54
1997  17.99
1998  16.20
1999  27.30
2000   1.37
2001  -4.96
[end chart]


Highest/lowest quarterly results during this time period were:

HIGHEST                  16.42%  (quarter ended December 31, 1999)
LOWEST                   -11.20%  (quarter ended September 30, 2001)


The year-to-date result was 5.43% for the three months ended March 31, 2002.

                              Capital World Growth and Income Fund / Prospectus

Unlike the bar chart on the previous page, the Investment Results Table below reflects, as required by Securities and Exchange Commission rules, the fund's investment results with the maximum initial sales charge imposed. Class A share results reflect the maximum initial sales charge of 5.75%. Sales charges are reduced for purchases of $25,000 or more. Results would be higher if calculated without a sales charge. All fund results reflect the reinvestment of dividend and capital gain distributions.

Since the fund's Class R shares were first available on May 15, 2002, comparable results for these classes are not available for the 2001 calendar year.

 INVESTMENT RESULTS TABLE (WITH MAXIMUM SALES CHARGES IMPOSED)
 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001:
                             ONE YEAR             FIVE YEARS           LIFETIME/1/
--------------------------------------------------------------------------------------
 CLASS A - BEGAN
 3/26/93                      -10.41%                9.65%                12.88%
 MSCI World Index/2/          -16.52%                5.74%                 9.48%
 Lipper Global Funds          -17.36%                6.07%                 9.25%
 Average/3/
--------------------------------------------------------------------------------------
 Class A 30-day yield at December 31, 2001: 1.81%
 (For current yield information, please call American FundsLine at
 1-800-325-3590.)



1 Lifetime results are as of the date Class A shares first became available.
2 The Morgan Stanley Capital International World Index measures 23 major stock markets throughout the world, including the U.S. This index is unmanaged and does not reflect sales charges, commissions, expenses or taxes.
3 The Lipper Global Funds Average consists of funds that invest at least 25% of their portfolios in securities traded outside the U.S. and may own U.S. securities. The results of the underlying funds in the average include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges or taxes.

Capital World Growth and Income Fund / Prospectus

Fees and Expenses of the Fund


 SHAREHOLDER FEES TABLE (PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                  ALL R SHARE
                                                       CLASS A      CLASSES
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)                    5.75%/1/     none
 Maximum sales charge imposed on reinvested dividends   none         none
 Maximum deferred sales charge                         none/2/       none
 Redemption or exchange fees                            none         none


1 Sales charges are reduced or eliminated for purchases of $25,000 or more.
2 A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.


 ANNUAL FUND OPERATING EXPENSES TABLE (DEDUCTED FROM FUND ASSETS)
                              CLASS A  R-1/1/  R-2/1/  R-3/1/  R-4/1/   R-5/1/
 Management Fees               0.42%   0.42%   0.42%   0.42%   0.42%    0.42%
 Distribution and/or Service
 (12b-1) Fees/2/               0.24%   1.00%   0.75%   0.50%   0.25%    none
 Other Expenses                0.12%   0.22%   0.42%   0.28%   0.20%    0.15%
 Total Annual Fund Operating
 Expenses                      0.78%   1.64%   1.59%   1.20%   0.87%    0.57%


1 Based on estimated amounts for the current fiscal year.
2 Class A, R-2, R-3 and R-4 12b-1 fees may not exceed 0.30%, 1.00%, 0.75%, and
 0.50%, respectively, of the class' average net assets annually. Class R-1 fees will always be 1.00% of the class' average net assets annually.

EXAMPLE

The examples below are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated, that your investment has a 5% return each year, that all dividend and capital gain distributions are reinvested, and that the fund's operating expenses remain the same as shown above. Although your actual costs may be higher or lower, based on these assumptions, your cumulative estimated expenses would be:

                        ONE YEAR  THREE YEARS  FIVE YEARS   TEN YEARS
 Class A/1/               $650       $810         $983       $1,486
 R-1                      $167       $517         $892       $1,944
 R-2                      $162       $502         $866       $1,889
 R-3                      $122       $381         $660       $1,455
 R-4                      $ 89       $278         $482       $1,073
 R-5                      $ 58       $183         $318       $  714



1 Reflects the maximum initial sales charge in the first year.

                              Capital World Growth and Income Fund / Prospectus

Investment Objective, Strategies and Risks

The fund's investment objective is to provide you with long-term growth of capital while providing current income. It invests, on a global basis, in common stocks that are denominated in U.S. dollars or other currencies.

The prices of and the income generated by securities held by the fund may decline in response to certain events, including: those directly involving the companies whose securities are owned in the fund; conditions affecting the general economy; overall market changes; global political, social or economic instability; and currency and interest rate fluctuations. Investments in securities issued by entities based outside the U.S. may be subject to the risks described above to a greater extent and may also be affected by differing securities regulations, higher transaction costs, and administrative difficulties such as delays in clearing and settling portfolio transactions.

The fund may also hold cash or money market instruments. The size of the fund's cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of the fund's objective in a period of rising market prices; conversely, it would reduce the fund's magnitude of loss in the event of a general market downturn and provide liquidity to make additional investments or to meet redemptions.

The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio investments. The basic investment philosophy of the investment adviser is to seek reasonably priced securities that represent above average long-term investment opportunities. This is accomplished not only through fundamental analysis, but also by meeting with company executives and employees, suppliers, customers and competitors in order to gain in-depth knowledge of a company's true value. Securities may be sold when the investment adviser believes they no longer represent good long-term value.

 INVESTMENT RESULTS TABLE (WITHOUT SALES CHARGES IMPOSED)
 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001:
                               ONE YEAR                FIVE YEARS             LIFETIME/1/
----------------------------------------------------------------------------------------------
 CLASS A - BEGAN
 3/26/93                        -4.96%                   10.96%                  13.65%
 MSCI World Index/2/           -16.52%                    5.74%                   9.48%
 Lipper Global Funds           -17.36%                    6.07%                   9.25%
 Average/3/
----------------------------------------------------------------------------------------------
 Class A distribution rate/4/ at December 31, 2001: 2.03%
 (For current distribution rate information, please call American
 FundsLine at 1-800-325-3590.)



1 Lifetime results are as of the date Class A shares first became available.
2 The Morgan Stanley Capital International World Index measures 23 major stock markets throughout the world, including the U.S. This index is unmanaged and does not reflect sales charges, commissions, expenses or taxes.
3 The Lipper Global Funds Average consists of funds that invest at least 25% of their portfolios in securities traded outside the U.S. and may own U.S. securities. The results of the underlying funds in the average include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges or taxes.
4 The distribution rate is based on actual distributions paid to shareholders over a 12-month interval. Capital gain distributions are added back to the net asset value to determine the rate.

Capital World Growth and Income Fund / Prospectus

HOLDINGS BY INDUSTRY AS OF NOVEMBER 30, 2001
Banks 7.81%
Tobacco 7.37
Pharmaceuticals 6.60
Insurance 5.76
Oil & Gas 4.34
Paper & Forest Products 4.18
Diversified Financials 4.14
Diversified Telecommunication Services 4.06
Other Industries 42.05
Bonds & Notes 0.87
Cash & Equivalents 12.82
[end chart]




 LARGEST INDIVIDUAL EQUITY HOLDINGS AS OF NOVEMBER 30, 2001
                                             PERCENT OF NET ASSETS
-------------------------------------------------------------------
 Philip Morris (USA)                                 4.2%
-------------------------------------------------------------------
 AstraZeneca (United Kingdom)                        1.8
-------------------------------------------------------------------
 Elan (Ireland)                                      1.5
-------------------------------------------------------------------
 ING Groep (Netherlands)                             1.4
-------------------------------------------------------------------
 Shell Canada (Canada)                               1.3
-------------------------------------------------------------------
 R.J. Reynolds Tobacco Holdings (USA)                1.1
-------------------------------------------------------------------
 Norske Skogindustrier (Norway)                      1.0
-------------------------------------------------------------------
 Samsung SDI (South Korea)                           1.0
-------------------------------------------------------------------
 Imperial Tobacco (United Kingdom)                   1.0
-------------------------------------------------------------------
 Scottish Power (United Kingdom)                     1.0




Because the fund is actively managed, its holdings will change over time.

For updated information on the fund's portfolio holdings, please visit us at www.americanfunds.com.

                              Capital World Growth and Income Fund / Prospectus

Management and Organization

INVESTMENT ADVISER

Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year appears earlier in the Annual Fund Operating Expenses Table.

MULTIPLE PORTFOLIO COUNSELOR SYSTEM

Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee. In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for Capital World Growth and Income Fund are:


 PORTFOLIO COUNSELOR/ FUND      PORTFOLIO COUNSELOR       PRIMARY TITLE WITH INVESTMENT ADVISER
 TITLE (IF APPLICABLE)        EXPERIENCE IN THIS FUND     (OR AFFILIATE) AND INVESTMENT EXPERIENCE
-----------------------------------------------------------------------------------------------------------
 STEPHEN E. BEPLER                    9 years             Senior Vice President, Capital Research Company
 President
                                                          Investment professional for 36 years in total;29
                                                          years with Capital Research and Management
                                                          Company or affiliate

-----------------------------------------------------------------------------------------------------------
 MARK E. DENNING                      9 years             Director, Capital Research and Management Company
 Senior Vice President
                                                          Investment professional for 20 years, all with
                                                          Capital Research and Management Company or
                                                          affiliate

-----------------------------------------------------------------------------------------------------------
 GREGG E. IRELAND                     9 years             Senior Vice President, Capital Research and
 Senior Vice President                                    Management Company

                                                          Investment professional for 29 years, all with
                                                          Capital Research and Management Company or
                                                          affiliate
-----------------------------------------------------------------------------------------------------------
 CARL M. KAWAJA                       4 years             Senior Vice President and Director, Capital
 Vice President                 (plus 5 years prior       Research Company
                              experience as a research
                             professional for the fund)   Investment professional for 14 years in total;11
                                                          years with Capital Research and Management
                                                          Company or affiliate
-----------------------------------------------------------------------------------------------------------
 STEVEN T. WATSON                     2 years             Senior Vice President, Capital Research Company
 Vice President                 (plus 7 years prior
                              experience as a research    Investment professional for 12 years, all with
                             professional for the fund)   Capital Research and Management Company or
                                                          affiliate

-----------------------------------------------------------------------------------------------------------
 TIMOTHY P. DUNN                      3 years             Vice President, Capital Research and Management
                                (plus 2 years prior       Company
                              experience as a research
                             professional for the fund)   Investment professional for 16 years in total;12
                                                          years with Capital Research and Management
                                                          Company or affiliate

Capital World Growth and Income Fund / Prospectus

[This page is intentionally left blank for this filing.]

                              Capital World Growth and Income Fund / Prospectus

Purchase, Exchange and Sale of Shares

PURCHASES AND EXCHANGES

Class A shares are generally not available for retirement plans using the PlanPremier or Recordkeeper Direct recordkeeping programs.

Class R shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans. Class R shares also are generally available only to retirement plans where plan level or omnibus accounts are held on the books of the fund. In addition, Class R-5 shares generally are available only to retirement plans with $1 million or more in plan assets. Class R shares are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans, and CollegeAmerica accounts.

Eligible retirement plans generally may open an account and purchase Class A or R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund's shares. Some or all R share classes may not be available through certain investment dealers. Additional shares may be purchased through a plan's administrator or recordkeeper.

Shares of the fund offered through this prospectus generally may be exchanged into shares of the same class of other funds in The American Funds Group. Exchanges of Class A shares from money market funds purchased without a sales charge generally will be subject to the appropriate sales charge.

THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S DISTRIBUTOR, RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON. THE FUND IS NOT DESIGNED TO SERVE AS A VEHICLE FOR FREQUENT TRADING IN RESPONSE TO SHORT-TERM STOCK MARKET FLUCTUATIONS. ACCORDINGLY, PURCHASES THAT ARE PART OF EXCHANGE ACTIVITY THAT THE FUND OR AMERICAN FUNDS DISTRIBUTORS HAVE DETERMINED COULD INVOLVE ACTUAL OR POTENTIAL HARM TO THE FUND MAY BE REJECTED.

SALES

Please contact your plan administrator or recordkeeper.

VALUING SHARES

The fund's net asset value is the value of a single share. The fund calculates its net asset value, each day the New York Stock Exchange is open, as of approximately 4:00 p.m. New York time, the normal close of regular trading. Assets are valued primarily on the basis of market quotations. However, the fund has adopted procedures for making "fair value" determinations if market quotations are not readily available.

Your shares will be purchased at the net asset value (plus any applicable sales charge in the case of Class A shares), or sold at the net asset value next determined after American Funds Service Company receives and accepts your request.

Capital World Growth and Income Fund / Prospectus

Sales Charges

CLASS A SHARES

The initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. Any applicable sales charge will be paid directly from your investment and, as a result, will reduce the amount of your investment.


                                       SALES CHARGE AS A
                                         PERCENTAGE OF
                                                                DEALER
                                                   NET        COMMISSION
                                       OFFERING   AMOUNT       AS % OF
 INVESTMENT                             PRICE    INVESTED   OFFERING PRICE
---------------------------------------------------------------------------
 Less than $25,000                      5.75%     6.10%         5.00%
---------------------------------------------------------------------------
 $25,000 but less than $50,000          5.00%     5.26%         4.25%
---------------------------------------------------------------------------
 $50,000 but less than $100,000         4.50%     4.71%         3.75%
---------------------------------------------------------------------------
 $100,000 but less than $250,000        3.50%     3.63%         2.75%
---------------------------------------------------------------------------
 $250,000 but less than $500,000        2.50%     2.56%         2.00%
---------------------------------------------------------------------------
 $500,000 but less than $750,000        2.00%     2.04%         1.60%
---------------------------------------------------------------------------
 $750,000 but less than $1 million      1.50%     1.52%         1.20%
---------------------------------------------------------------------------
 $1 million or more and certain other   none      none          none
  investments described below
---------------------------------------------------------------------------


CLASS A PURCHASES NOT SUBJECT TO SALES CHARGE

Employer-sponsored defined contribution-type plans, including certain 403(b) plans, investing $1 million or more or with 100 or more eligible employees, and Individual Retirement Account rollovers involving retirement plan assets invested in the American Funds, may invest with no sales charge and are not subject to a contingent deferred sales charge. Also exempt are investments made through accounts that purchased fund shares before March 15, 2001 and are part of certain qualified fee-based programs. The distributor may pay dealers up to 1% on investments made in Class A shares with no initial sales charge. The fund may reimburse the distributor for these payments through its Plans of Distribution (see below).

CLASS R SHARES

Class R shares are sold with no initial or deferred sales charges. The distributor will pay dealers annually asset-based compensation of 1.00% for sales of Class R-1 shares, 0.75% for Class R-2 shares, 0.50% for Class R-3 shares, and 0.25% for Class R-4 shares. No dealer compensation is paid on sales of Class R-5 shares. The fund may reimburse the distributor for these payments through its Plans of Distribution (see below).

                              Capital World Growth and Income Fund / Prospectus

Sales Charge Reductions

Class A sales charges may be reduced in the following ways:

CONCURRENT PURCHASES

Simultaneous purchases of any class of shares of two or more American Funds may be combined to qualify for a reduced Class A sales charge. Direct purchases of money market funds are excluded.

RIGHTS OF ACCUMULATION

The current value (or if greater, the amount invested less any withdrawals) of existing holdings in any class of shares of the American Funds may be taken into account to determine Class A sales charges. Direct purchases of money market funds are excluded.

STATEMENT OF INTENTION

Class A sales charges may be reduced by establishing a Statement of Intention. A Statement of Intention allows all non-money market fund purchases of all share classes intended to be made over a 13-month period to be combined in order to determine the applicable sales charge. At the request of a plan, purchases made during the previous 90 days may be included; however, capital appreciation and reinvested dividends and capital gains do not apply toward these combined purchases. A portion of the account may be held in escrow to cover additional Class A sales charges which may be due if total investments over the 13-month period do not qualify for the applicable sales charge reduction.

Capital World Growth and Income Fund / Prospectus

Individual Retirement Account (IRA) Rollovers

Assets from a retirement plan may be invested in Class A, B, C or F shares of the American Funds through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions for Class A, B, C and F shares contained in the fund's current prospectus and statement of additional information.

An IRA rollover involving retirement plan assets that offered an investment option managed by any affiliate of The Capital Group Companies, Inc., including any of the American Funds, may be invested in:
 . Class A shares at net asset value;
 . Class A shares subject to the applicable initial sales charge;
 . Class B shares;
 . Class C shares; or
 . Class F shares

Retirement plan assets invested in Class A shares with a sales charge, or B, C or F shares are subject to the terms and conditions contained in the fund's current prospectus and statement of additional information. Advisers will be compensated according to the policies associated with each share class as described in the fund's current prospectus and statement of additional information.

Retirement plan assets invested in Class A shares at net asset value will not be subject to a contingent deferred sales charge and will immediately begin to accrue service fees. Dealer commissions on such assets will be paid only on rollovers of $1 million or more.

Plans of Distribution

The fund has Plans of Distribution or "12b-1 Plans" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's board of directors. The plans provide for annual expenses of up to 0.30% for Class A shares, 1.00% for Class R-1 shares, and up to 1.00%, 0.75% and 0.50% for Class R-2, R-3 and R-4 shares, respectively. For all share classes, up to 0.25% of these expenses may be used to pay service fees to qualified dealers for providing certain shareholder services. The remaining expense for each share class may be used for distribution expenses.

The 12b-1 fees paid by the fund, as a percentage of average net assets, for the previous fiscal year are indicated earlier in the Annual Fund Operating Expenses Table. Since these fees are paid out of the fund's assets or income on an ongoing basis, over time they will increase the cost and reduce the return of an investment.

OTHER COMPENSATION TO DEALERS

American Funds Distributors may pay, or sponsor informational meetings for, dealers as described in the statement of additional information.

                              Capital World Growth and Income Fund / Prospectus

Distributions and Taxes

DIVIDENDS AND DISTRIBUTIONS

The fund intends to distribute dividends to you, usually in March, June, September and December. Capital gains, if any, are usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

All dividend and capital gain distributions paid to retirement plan shareholders will automatically be reinvested.

TAXES ON DISTRIBUTIONS

Dividends and capital gains distributed by the fund to retirement plan accounts currently are not taxable.

TAXES ON TRANSACTIONS

Distributions taken from a retirement plan account generally are taxable as ordinary income.

Please see your tax adviser for further information.

Capital World Growth and Income Fund / Prospectus

Financial Highlights

The financial highlights table is intended to help you understand the fund's results for the past five years and is currently only shown for Class A shares.
 A similar table will be shown for the R share classes beginning with the fund's 2002 fiscal year end. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.

                                                 CLASS A
                                         YEAR ENDED NOVEMBER 30
                               2001       2000       1999     1998      1997
 NET ASSET VALUE,           $ 28.29     $ 29.03    $ 27.15   $25.89    $23.77
BEGINNING OF YEAR
-------------------------------------------------------------------------------
 INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income          .53/1/      .62/1/     .48      .59       .64
 Net (losses) gains on         (.90 )/1/   1.20/1/    4.17     3.12      3.04
securities (both
 realized and unrealized)
-------------------------------------------------------------------------------
 Total from investment         (.37 )      1.82       4.65     3.71      3.68
operations
-------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends (from net           (.50 )      (.58 )     (.48)    (.58)     (.65)
investment income)
 Distributions (from          (3.13 )     (1.98 )    (2.29)   (1.87)     (.91)
capital gains)
-------------------------------------------------------------------------------
 Total distributions          (3.63 )     (2.56 )    (2.77)   (2.45)    (1.56)
-------------------------------------------------------------------------------
 NET ASSET VALUE, END OF    $ 24.29     $ 28.29    $ 29.03   $27.15    $25.89
YEAR
-------------------------------------------------------------------------------
 TOTAL RETURN/2/              (1.82 )%     6.37 %    19.08%   15.51%    16.36%
-------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year    $10,346     $10,716    $10,022   $8,515    $7,207
(in millions)
-------------------------------------------------------------------------------
 Ratio of expenses to           .78 %       .79 %      .79%     .78%      .82%
average net assets
-------------------------------------------------------------------------------
 Ratio of net income to        2.05 %      2.08 %     1.93%    2.25%     2.53%
average net assets
 Portfolio turnover rate         45 %        41 %       34%      39%       32%




1 Based on average shares outstanding.
2 Total returns exclude all sales charges, including contingent deferred sales charges.

                              Capital World Growth and Income Fund / Prospectus

[logo - American Funds (sm)]

                                          The right choice for the long term/SM/


          FOR SHAREHOLDER         American Funds Service Company
          SERVICES                800/421-0180
          FOR RETIREMENT PLAN     Call your employer or plan
          SERVICES                administrator
          FOR DEALER SERVICES     American Funds Distributors
                                  800/421-9900
                                  American FundsLine(R)
          FOR 24                  800/325-3590
          -HOUR INFORMATION       American FundsLine OnLine(R)
                                  www.americanfunds.com
          Telephone conversations may be recorded or monitored
          for verification, recordkeeping and quality assurance
          purposes.
-----------------------------------------------------------------------------------


MULTIPLE TRANSLATIONS This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS The shareholder reports contain additional information about the fund including financial statements, investment results, portfolio holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent accountants' report (in the annual report).

STATEMENT OF ADDITIONAL INFORMATION (SAI) AND CODES OF ETHICS The Retirement Plan SAI contains more detailed information on all aspects of the fund, including the fund's financial statements, and is incorporated by reference into this prospectus. The Codes of Ethics describe the personal investing policies adopted by the fund and the fund's investment adviser and its affiliated companies.

The Codes of Ethics and current SAI have been filed with the Securities and Exchange Commission ("SEC"). These and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (202/942-8090) or on the EDGAR database on the SEC's Internet Web site at http://www.sec.gov, or, after payment of a duplicating fee, via e-mail request to publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

HOUSEHOLD MAILINGS Each year you are automatically sent an updated prospectus, annual and semi-annual report for the fund. You may also occasionally receive proxy statements for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders that are part of the same family and share the same residential address.

If you would like to receive individual copies of these documents, or a free copy of the Retirement Plan SAI or Codes of Ethics, please call American Funds Service Company at 800/421-0180 or write to the Secretary of the fund at 333 South Hope Street, Los Angeles, California 90071.




[LOGO - recycled bug]





Printed on recycled paper                  Investment Company File No. 811-7338
RPWGI-010-0502/MC
-------------------------------------------------------------------------------
THE CAPITAL GROUP COMPANIES
American Funds        Capital Research and Management     Capital International
Capital Guardian        Capital Bank and Trust

THE FUND PROVIDES SPANISH TRANSLATION IN CONNECTION WITH THE
PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR
AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE PROSPECTUS
FOR THE FUND.

/s/ VINCENT P. CORTI
    VINCENT P. CORTI
    SECRETARY

[logo - American Funds (sm)]




                                          The right choice for the long term/SM/




Capital World Growth and Income Fund/(R)/

Retirement Plan Prospectus







TABLE OF CONTENTS
 1    Risk/Return Summary
 4    Fees and Expenses of the Fund
 5    Investment Objective, Strategies and Risks
 7    Management and Organization
 9    Purchase, Exchange and Sale of Shares
10    Sales Charges
11    Sales Charge Reductions
12    Individual Retirement Account (IRA) Rollovers
12    Plans of Distribution
13    Distributions and Taxes
14    Financial Highlights







 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


 PROSPECTUS







 May 15, 2002

Risk/Return Summary

The fund seeks to make your investment grow over time and provide you with current income by investing primarily in stocks of well-established companies located around the world.

The fund is designed for investors seeking both capital appreciation and income.
 In pursuing its objective, the fund tends to invest in stocks that are relatively resilient to market declines. Your investment in the fund is subject to risks, including the possibility that the fund's income and the value of its investments may fluctuate in response to events specifically involving the companies in which the fund invests, as well as economic, political or social events in the U.S. or abroad.

Although all securities in the fund's portfolio may be adversely affected by currency fluctuations or global political, social or economic instability, securities issued by entities based outside the U.S. may be affected to a greater extent.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME.

Capital World Growth and Income Fund / Prospectus

HISTORICAL INVESTMENT RESULTS

The following information provides some indication of the risks of investing in the fund by showing changes in the fund's investment results from year to year and by showing how the fund's average annual total returns for various periods compare with those of a broad measure of market performance. Past results are not an indication of future results.

CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES
(Results do not include a sales charge;
if one were included, results would be lower.)
[bar chart]
1994   1.22%
1995  21.40
1996  21.54
1997  17.99
1998  16.20
1999  27.30
2000   1.37
2001  -4.96
[end chart]


Highest/lowest quarterly results during this time period were:

HIGHEST                  16.42%  (quarter ended December 31, 1999)
LOWEST                   -11.20%  (quarter ended September 30, 2001)


The year-to-date result was 5.43% for the three months ended March 31, 2002.

                              Capital World Growth and Income Fund / Prospectus

Unlike the bar chart on the previous page, the Investment Results Table below reflects, as required by Securities and Exchange Commission rules, the fund's investment results with the maximum initial sales charge imposed. Class A share results reflect the maximum initial sales charge of 5.75%. Sales charges are reduced for purchases of $25,000 or more. Results would be higher if calculated without a sales charge. All fund results reflect the reinvestment of dividend and capital gain distributions.

Since the fund's Class R shares were first available on May 15, 2002, comparable results for these classes are not available for the 2001 calendar year.

 INVESTMENT RESULTS TABLE (WITH MAXIMUM SALES CHARGES IMPOSED)
 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001:
                             ONE YEAR             FIVE YEARS           LIFETIME/1/
--------------------------------------------------------------------------------------
 CLASS A - BEGAN
 3/26/93                      -10.41%                9.65%                12.88%
 MSCI World Index/2/          -16.52%                5.74%                 9.48%
 Lipper Global Funds          -17.36%                6.07%                 9.25%
 Average/3/
--------------------------------------------------------------------------------------
 Class A 30-day yield at December 31, 2001: 1.81%
 (For current yield information, please call American FundsLine at
 1-800-325-3590.)



1 Lifetime results are as of the date Class A shares first became available.
2 The Morgan Stanley Capital International World Index measures 23 major stock markets throughout the world, including the U.S. This index is unmanaged and does not reflect sales charges, commissions, expenses or taxes.
3 The Lipper Global Funds Average consists of funds that invest at least 25% of their portfolios in securities traded outside the U.S. and may own U.S. securities. The results of the underlying funds in the average include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges or taxes.

Capital World Growth and Income Fund / Prospectus

Fees and Expenses of the Fund


 SHAREHOLDER FEES TABLE (PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                  ALL R SHARE
                                                       CLASS A      CLASSES
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)                    5.75%/1/     none
 Maximum sales charge imposed on reinvested dividends   none         none
 Maximum deferred sales charge                         none/2/       none
 Redemption or exchange fees                            none         none


1 Sales charges are reduced or eliminated for purchases of $25,000 or more.
2 A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.


 ANNUAL FUND OPERATING EXPENSES TABLE (DEDUCTED FROM FUND ASSETS)
                              CLASS A  R-1/1/  R-2/1/  R-3/1/  R-4/1/   R-5/1/
 Management Fees               0.42%   0.42%   0.42%   0.42%   0.42%    0.42%
 Distribution and/or Service
 (12b-1) Fees/2/               0.24%   1.00%   0.75%   0.50%   0.25%    none
 Other Expenses                0.12%   0.22%   0.42%   0.28%   0.20%    0.15%
 Total Annual Fund Operating
 Expenses                      0.78%   1.64%   1.59%   1.20%   0.87%    0.57%


1 Based on estimated amounts for the current fiscal year.
2 Class A, R-2, R-3 and R-4 12b-1 fees may not exceed 0.30%, 1.00%, 0.75%, and
 0.50%, respectively, of the class' average net assets annually. Class R-1 fees will always be 1.00% of the class' average net assets annually.

EXAMPLE

The examples below are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated, that your investment has a 5% return each year, that all dividend and capital gain distributions are reinvested, and that the fund's operating expenses remain the same as shown above. Although your actual costs may be higher or lower, based on these assumptions, your cumulative estimated expenses would be:

                        ONE YEAR  THREE YEARS  FIVE YEARS   TEN YEARS
 Class A/1/               $650       $810         $983       $1,486
 R-1                      $167       $517         $892       $1,944
 R-2                      $162       $502         $866       $1,889
 R-3                      $122       $381         $660       $1,455
 R-4                      $ 89       $278         $482       $1,073
 R-5                      $ 58       $183         $318       $  714



1 Reflects the maximum initial sales charge in the first year.

                              Capital World Growth and Income Fund / Prospectus

Investment Objective, Strategies and Risks

The fund's investment objective is to provide you with long-term growth of capital while providing current income. It invests, on a global basis, in common stocks that are denominated in U.S. dollars or other currencies.

The prices of and the income generated by securities held by the fund may decline in response to certain events, including: those directly involving the companies whose securities are owned in the fund; conditions affecting the general economy; overall market changes; global political, social or economic instability; and currency and interest rate fluctuations. Investments in securities issued by entities based outside the U.S. may be subject to the risks described above to a greater extent and may also be affected by differing securities regulations, higher transaction costs, and administrative difficulties such as delays in clearing and settling portfolio transactions.

The fund may also hold cash or money market instruments. The size of the fund's cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of the fund's objective in a period of rising market prices; conversely, it would reduce the fund's magnitude of loss in the event of a general market downturn and provide liquidity to make additional investments or to meet redemptions.

The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio investments. The basic investment philosophy of the investment adviser is to seek reasonably priced securities that represent above average long-term investment opportunities. This is accomplished not only through fundamental analysis, but also by meeting with company executives and employees, suppliers, customers and competitors in order to gain in-depth knowledge of a company's true value. Securities may be sold when the investment adviser believes they no longer represent good long-term value.

 INVESTMENT RESULTS TABLE (WITHOUT SALES CHARGES IMPOSED)
 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001:
                               ONE YEAR                FIVE YEARS             LIFETIME/1/
----------------------------------------------------------------------------------------------
 CLASS A - BEGAN
 3/26/93                        -4.96%                   10.96%                  13.65%
 MSCI World Index/2/           -16.52%                    5.74%                   9.48%
 Lipper Global Funds           -17.36%                    6.07%                   9.25%
 Average/3/
----------------------------------------------------------------------------------------------
 Class A distribution rate/4/ at December 31, 2001: 2.03%
 (For current distribution rate information, please call American
 FundsLine at 1-800-325-3590.)



1 Lifetime results are as of the date Class A shares first became available.
2 The Morgan Stanley Capital International World Index measures 23 major stock markets throughout the world, including the U.S. This index is unmanaged and does not reflect sales charges, commissions, expenses or taxes.
3 The Lipper Global Funds Average consists of funds that invest at least 25% of their portfolios in securities traded outside the U.S. and may own U.S. securities. The results of the underlying funds in the average include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges or taxes.
4 The distribution rate is based on actual distributions paid to shareholders over a 12-month interval. Capital gain distributions are added back to the net asset value to determine the rate.

Capital World Growth and Income Fund / Prospectus

HOLDINGS BY INDUSTRY AS OF NOVEMBER 30, 2001
Banks 7.81%
Tobacco 7.37
Pharmaceuticals 6.60
Insurance 5.76
Oil & Gas 4.34
Paper & Forest Products 4.18
Diversified Financials 4.14
Diversified Telecommunication Services 4.06
Other Industries 42.05
Bonds & Notes 0.87
Cash & Equivalents 12.82
[end chart]




 LARGEST INDIVIDUAL EQUITY HOLDINGS AS OF NOVEMBER 30, 2001
                                             PERCENT OF NET ASSETS
-------------------------------------------------------------------
 Philip Morris (USA)                                 4.2%
-------------------------------------------------------------------
 AstraZeneca (United Kingdom)                        1.8
-------------------------------------------------------------------
 Elan (Ireland)                                      1.5
-------------------------------------------------------------------
 ING Groep (Netherlands)                             1.4
-------------------------------------------------------------------
 Shell Canada (Canada)                               1.3
-------------------------------------------------------------------
 R.J. Reynolds Tobacco Holdings (USA)                1.1
-------------------------------------------------------------------
 Norske Skogindustrier (Norway)                      1.0
-------------------------------------------------------------------
 Samsung SDI (South Korea)                           1.0
-------------------------------------------------------------------
 Imperial Tobacco (United Kingdom)                   1.0
-------------------------------------------------------------------
 Scottish Power (United Kingdom)                     1.0




Because the fund is actively managed, its holdings will change over time.

For updated information on the fund's portfolio holdings, please visit us at www.americanfunds.com.

                              Capital World Growth and Income Fund / Prospectus

Management and Organization

INVESTMENT ADVISER

Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year appears earlier in the Annual Fund Operating Expenses Table.

MULTIPLE PORTFOLIO COUNSELOR SYSTEM

Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee. In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for Capital World Growth and Income Fund are:


 PORTFOLIO COUNSELOR/ FUND      PORTFOLIO COUNSELOR       PRIMARY TITLE WITH INVESTMENT ADVISER
 TITLE (IF APPLICABLE)        EXPERIENCE IN THIS FUND     (OR AFFILIATE) AND INVESTMENT EXPERIENCE
-----------------------------------------------------------------------------------------------------------
 STEPHEN E. BEPLER                    9 years             Senior Vice President, Capital Research Company
 President
                                                          Investment professional for 36 years in total;29
                                                          years with Capital Research and Management
                                                          Company or affiliate

-----------------------------------------------------------------------------------------------------------
 MARK E. DENNING                      9 years             Director, Capital Research and Management Company
 Senior Vice President
                                                          Investment professional for 20 years, all with
                                                          Capital Research and Management Company or
                                                          affiliate

-----------------------------------------------------------------------------------------------------------
 GREGG E. IRELAND                     9 years             Senior Vice President, Capital Research and
 Senior Vice President                                    Management Company

                                                          Investment professional for 29 years, all with
                                                          Capital Research and Management Company or
                                                          affiliate
-----------------------------------------------------------------------------------------------------------
 CARL M. KAWAJA                       4 years             Senior Vice President and Director, Capital
 Vice President                 (plus 5 years prior       Research Company
                              experience as a research
                             professional for the fund)   Investment professional for 14 years in total;11
                                                          years with Capital Research and Management
                                                          Company or affiliate
-----------------------------------------------------------------------------------------------------------
 STEVEN T. WATSON                     2 years             Senior Vice President, Capital Research Company
 Vice President                 (plus 7 years prior
                              experience as a research    Investment professional for 12 years, all with
                             professional for the fund)   Capital Research and Management Company or
                                                          affiliate

-----------------------------------------------------------------------------------------------------------
 TIMOTHY P. DUNN                      3 years             Vice President, Capital Research and Management
                                (plus 2 years prior       Company
                              experience as a research
                             professional for the fund)   Investment professional for 16 years in total;12
                                                          years with Capital Research and Management
                                                          Company or affiliate

Capital World Growth and Income Fund / Prospectus

[This page is intentionally left blank for this filing.]

                              Capital World Growth and Income Fund / Prospectus

Purchase, Exchange and Sale of Shares

PURCHASES AND EXCHANGES

Class A shares are generally not available for retirement plans using the PlanPremier or Recordkeeper Direct recordkeeping programs.

Class R shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans. Class R shares also are generally available only to retirement plans where plan level or omnibus accounts are held on the books of the fund. In addition, Class R-5 shares generally are available only to retirement plans with $1 million or more in plan assets. Class R shares are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans, and CollegeAmerica accounts.

Eligible retirement plans generally may open an account and purchase Class A or R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund's shares. Some or all R share classes may not be available through certain investment dealers. Additional shares may be purchased through a plan's administrator or recordkeeper.

Shares of the fund offered through this prospectus generally may be exchanged into shares of the same class of other funds in The American Funds Group. Exchanges of Class A shares from money market funds purchased without a sales charge generally will be subject to the appropriate sales charge.

THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S DISTRIBUTOR, RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON. THE FUND IS NOT DESIGNED TO SERVE AS A VEHICLE FOR FREQUENT TRADING IN RESPONSE TO SHORT-TERM STOCK MARKET FLUCTUATIONS. ACCORDINGLY, PURCHASES THAT ARE PART OF EXCHANGE ACTIVITY THAT THE FUND OR AMERICAN FUNDS DISTRIBUTORS HAVE DETERMINED COULD INVOLVE ACTUAL OR POTENTIAL HARM TO THE FUND MAY BE REJECTED.

SALES

Please contact your plan administrator or recordkeeper.

VALUING SHARES

The fund's net asset value is the value of a single share. The fund calculates its net asset value, each day the New York Stock Exchange is open, as of approximately 4:00 p.m. New York time, the normal close of regular trading. Assets are valued primarily on the basis of market quotations. However, the fund has adopted procedures for making "fair value" determinations if market quotations are not readily available.

Your shares will be purchased at the net asset value (plus any applicable sales charge in the case of Class A shares), or sold at the net asset value next determined after American Funds Service Company receives and accepts your request.

Capital World Growth and Income Fund / Prospectus

Sales Charges

CLASS A SHARES

The initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. Any applicable sales charge will be paid directly from your investment and, as a result, will reduce the amount of your investment.


                                       SALES CHARGE AS A
                                         PERCENTAGE OF
                                                                DEALER
                                                   NET        COMMISSION
                                       OFFERING   AMOUNT       AS % OF
 INVESTMENT                             PRICE    INVESTED   OFFERING PRICE
---------------------------------------------------------------------------
 Less than $25,000                      5.75%     6.10%         5.00%
---------------------------------------------------------------------------
 $25,000 but less than $50,000          5.00%     5.26%         4.25%
---------------------------------------------------------------------------
 $50,000 but less than $100,000         4.50%     4.71%         3.75%
---------------------------------------------------------------------------
 $100,000 but less than $250,000        3.50%     3.63%         2.75%
---------------------------------------------------------------------------
 $250,000 but less than $500,000        2.50%     2.56%         2.00%
---------------------------------------------------------------------------
 $500,000 but less than $750,000        2.00%     2.04%         1.60%
---------------------------------------------------------------------------
 $750,000 but less than $1 million      1.50%     1.52%         1.20%
---------------------------------------------------------------------------
 $1 million or more and certain other   none      none          none
  investments described below
---------------------------------------------------------------------------


CLASS A PURCHASES NOT SUBJECT TO SALES CHARGE

Employer-sponsored defined contribution-type plans, including certain 403(b) plans, investing $1 million or more or with 100 or more eligible employees, and Individual Retirement Account rollovers involving retirement plan assets invested in the American Funds, may invest with no sales charge and are not subject to a contingent deferred sales charge. Also exempt are investments made through accounts that purchased fund shares before March 15, 2001 and are part of certain qualified fee-based programs. The distributor may pay dealers up to 1% on investments made in Class A shares with no initial sales charge. The fund may reimburse the distributor for these payments through its Plans of Distribution (see below).

CLASS R SHARES

Class R shares are sold with no initial or deferred sales charges. The distributor will pay dealers annually asset-based compensation of 1.00% for sales of Class R-1 shares, 0.75% for Class R-2 shares, 0.50% for Class R-3 shares, and 0.25% for Class R-4 shares. No dealer compensation is paid on sales of Class R-5 shares. The fund may reimburse the distributor for these payments through its Plans of Distribution (see below).

                              Capital World Growth and Income Fund / Prospectus

Sales Charge Reductions

Class A sales charges may be reduced in the following ways:

CONCURRENT PURCHASES

Simultaneous purchases of any class of shares of two or more American Funds may be combined to qualify for a reduced Class A sales charge. Direct purchases of money market funds are excluded.

RIGHTS OF ACCUMULATION

The current value (or if greater, the amount invested less any withdrawals) of existing holdings in any class of shares of the American Funds may be taken into account to determine Class A sales charges. Direct purchases of money market funds are excluded.

STATEMENT OF INTENTION

Class A sales charges may be reduced by establishing a Statement of Intention. A Statement of Intention allows all non-money market fund purchases of all share classes intended to be made over a 13-month period to be combined in order to determine the applicable sales charge. At the request of a plan, purchases made during the previous 90 days may be included; however, capital appreciation and reinvested dividends and capital gains do not apply toward these combined purchases. A portion of the account may be held in escrow to cover additional Class A sales charges which may be due if total investments over the 13-month period do not qualify for the applicable sales charge reduction.

Capital World Growth and Income Fund / Prospectus

Individual Retirement Account (IRA) Rollovers

Assets from a retirement plan may be invested in Class A, B, C or F shares of the American Funds through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions for Class A, B, C and F shares contained in the fund's current prospectus and statement of additional information.

An IRA rollover involving retirement plan assets that offered an investment option managed by any affiliate of The Capital Group Companies, Inc., including any of the American Funds, may be invested in:
 . Class A shares at net asset value;
 . Class A shares subject to the applicable initial sales charge;
 . Class B shares;
 . Class C shares; or
 . Class F shares

Retirement plan assets invested in Class A shares with a sales charge, or B, C or F shares are subject to the terms and conditions contained in the fund's current prospectus and statement of additional information. Advisers will be compensated according to the policies associated with each share class as described in the fund's current prospectus and statement of additional information.

Retirement plan assets invested in Class A shares at net asset value will not be subject to a contingent deferred sales charge and will immediately begin to accrue service fees. Dealer commissions on such assets will be paid only on rollovers of $1 million or more.

Plans of Distribution

The fund has Plans of Distribution or "12b-1 Plans" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's board of directors. The plans provide for annual expenses of up to 0.30% for Class A shares, 1.00% for Class R-1 shares, and up to 1.00%, 0.75% and 0.50% for Class R-2, R-3 and R-4 shares, respectively. For all share classes, up to 0.25% of these expenses may be used to pay service fees to qualified dealers for providing certain shareholder services. The remaining expense for each share class may be used for distribution expenses.

The 12b-1 fees paid by the fund, as a percentage of average net assets, for the previous fiscal year are indicated earlier in the Annual Fund Operating Expenses Table. Since these fees are paid out of the fund's assets or income on an ongoing basis, over time they will increase the cost and reduce the return of an investment.

OTHER COMPENSATION TO DEALERS

American Funds Distributors may pay, or sponsor informational meetings for, dealers as described in the statement of additional information.

                              Capital World Growth and Income Fund / Prospectus

Distributions and Taxes

DIVIDENDS AND DISTRIBUTIONS

The fund intends to distribute dividends to you, usually in March, June, September and December. Capital gains, if any, are usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

All dividend and capital gain distributions paid to retirement plan shareholders will automatically be reinvested.

TAXES ON DISTRIBUTIONS

Dividends and capital gains distributed by the fund to retirement plan accounts currently are not taxable.

TAXES ON TRANSACTIONS

Distributions taken from a retirement plan account generally are taxable as ordinary income.

Please see your tax adviser for further information.

Capital World Growth and Income Fund / Prospectus

Financial Highlights

The financial highlights table is intended to help you understand the fund's results for the past five years and is currently only shown for Class A shares.
 A similar table will be shown for the R share classes beginning with the fund's 2002 fiscal year end. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.

                                                 CLASS A
                                         YEAR ENDED NOVEMBER 30
                               2001       2000       1999     1998      1997
 NET ASSET VALUE,           $ 28.29     $ 29.03    $ 27.15   $25.89    $23.77
BEGINNING OF YEAR
-------------------------------------------------------------------------------
 INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income          .53/1/      .62/1/     .48      .59       .64
 Net (losses) gains on         (.90 )/1/   1.20/1/    4.17     3.12      3.04
securities (both
 realized and unrealized)
-------------------------------------------------------------------------------
 Total from investment         (.37 )      1.82       4.65     3.71      3.68
operations
-------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends (from net           (.50 )      (.58 )     (.48)    (.58)     (.65)
investment income)
 Distributions (from          (3.13 )     (1.98 )    (2.29)   (1.87)     (.91)
capital gains)
-------------------------------------------------------------------------------
 Total distributions          (3.63 )     (2.56 )    (2.77)   (2.45)    (1.56)
-------------------------------------------------------------------------------
 NET ASSET VALUE, END OF    $ 24.29     $ 28.29    $ 29.03   $27.15    $25.89
YEAR
-------------------------------------------------------------------------------
 TOTAL RETURN/2/              (1.82 )%     6.37 %    19.08%   15.51%    16.36%
-------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year    $10,346     $10,716    $10,022   $8,515    $7,207
(in millions)
-------------------------------------------------------------------------------
 Ratio of expenses to           .78 %       .79 %      .79%     .78%      .82%
average net assets
-------------------------------------------------------------------------------
 Ratio of net income to        2.05 %      2.08 %     1.93%    2.25%     2.53%
average net assets
 Portfolio turnover rate         45 %        41 %       34%      39%       32%




1 Based on average shares outstanding.
2 Total returns exclude all sales charges, including contingent deferred sales charges.

                              Capital World Growth and Income Fund / Prospectus

[logo - American Funds (sm)]

                                          The right choice for the long term/SM/


          FOR SHAREHOLDER         American Funds Service Company
          SERVICES                800/421-0180
          FOR RETIREMENT PLAN     Call your employer or plan
          SERVICES                administrator
          FOR DEALER SERVICES     American Funds Distributors
                                  800/421-9900
                                  American FundsLine(R)
          FOR 24                  800/325-3590
          -HOUR INFORMATION       American FundsLine OnLine(R)
                                  www.americanfunds.com
          Telephone conversations may be recorded or monitored
          for verification, recordkeeping and quality assurance
          purposes.
-----------------------------------------------------------------------------------


MULTIPLE TRANSLATIONS This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS The shareholder reports contain additional information about the fund including financial statements, investment results, portfolio holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent accountants' report (in the annual report).

STATEMENT OF ADDITIONAL INFORMATION (SAI) AND CODES OF ETHICS The Retirement Plan SAI contains more detailed information on all aspects of the fund, including the fund's financial statements, and is incorporated by reference into this prospectus. The Codes of Ethics describe the personal investing policies adopted by the fund and the fund's investment adviser and its affiliated companies.

The Codes of Ethics and current SAI have been filed with the Securities and Exchange Commission ("SEC"). These and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (202/942-8090) or on the EDGAR database on the SEC's Internet Web site at http://www.sec.gov, or, after payment of a duplicating fee, via e-mail request to publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

HOUSEHOLD MAILINGS Each year you are automatically sent an updated prospectus, annual and semi-annual report for the fund. You may also occasionally receive proxy statements for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders that are part of the same family and share the same residential address.

If you would like to receive individual copies of these documents, or a free copy of the Retirement Plan SAI or Codes of Ethics, please call American Funds Service Company at 800/421-0180 or write to the Secretary of the fund at 333 South Hope Street, Los Angeles, California 90071.




[LOGO - recycled bug]





Printed on recycled paper                  Investment Company File No. 811-7338
RPWGI-010-0502/MC
-------------------------------------------------------------------------------
THE CAPITAL GROUP COMPANIES
American Funds        Capital Research and Management     Capital International
Capital Guardian        Capital Bank and Trust

                   CAPITAL WORLD GROWTH AND INCOME FUND, INC.

                                     Part B
                                Retirement Plan
                      Statement of Additional Information

                                  May 15, 2002


This document is not a prospectus but should be read in conjunction with the current Retirement Plan Prospectus of Capital World Growth and Income Fund (the "fund" or "WGI") dated May 15, 2002. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                   Capital World Growth and Income Fund, Inc.
                              Attention: Secretary
                             333 South Hope Street
                         Los Angeles, California 90071
                                 (213) 486-9200

                               TABLE OF CONTENTS


Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        2
Fundamental Policies and Investment Restrictions. . . . . . . . . .        6
Management of the Fund  . . . . . . . . . . . . . . . . . . . . . .        9
Taxes and Distributions . . . . . . . . . . . . . . . . . . . . . .       20
Purchase, Exchange and Sale of Shares . . . . . . . . . . . . . . .       25
Sales Charges . . . . . . . . . . . . . . . . . . . . . . . . . . .       27
Class A Sales Charge Reductions . . . . . . . . . . . . . . . . . .       29
Individual Retirement Account (IRA) Rollovers . . . . . . . . . . .       31
Price of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .       32
Shareholder Account Services and Privileges . . . . . . . . . . . .       33
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       33
General Information . . . . . . . . . . . . . . . . . . . . . . . .       34
Class A Share Investment Results and Related Statistics . . . . . .       35
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       37
Financial Statements




                 Capital World Growth and Income Fund - Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.

..    The fund may invest up to 10% of its assets in straight debt securities rated Baa or BBB or below by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Corporation (S&P) or in unrated securities that are determined to be of equivalent quality.
..    The fund may invest up to 5% of its assets in straight debt securities rated Ba or below by Moody's or BB or below by S&P or in unrated securities that are determined to be of equivalent quality.
..    For temporary defensive purposes, the fund may invest principally or entirely in securities that are denominated in U.S. dollars or whose issuers are domiciled in the U.S. Securities denominated in U.S. dollars include American Depositary Receipts (ADRs) and European Depositary Receipts (EDRs). Generally ADRs, in registered form, are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs, in bearer form, are designated for use in the European securities markets.

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objective, Strategies and Risks."


EQUITY SECURITIES - Equity securities represent an ownership position in a company. These securities may include common stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions.


INVESTING IN SMALLER CAPITALIZATION STOCKS - The fund may invest in the stocks of smaller capitalization companies (typically companies with market capitalizations of less than $1.5 billion at the time of purchase). The Investment Adviser believes that the issuers of smaller capitalization stocks often provide attractive investment opportunities. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies.


DEBT SECURITIES - Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors


                 Capital World Growth and Income Fund - Page 2 as interest rates, credit quality, and maturity. In general, their prices decline when interest rates rise and increase when interest rates fall.


Lower rated bonds, rated Ba or below by Moody's and BB or below by S&P or unrated but considered to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated bonds, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, or to determine the value of, lower rated bonds.


Certain risk factors relating to lower rated bonds are discussed below:


     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - Lower rated bonds, like other bonds, may be sensitive to adverse economic changes and political and corporate developments and may be sensitive to interest rate changes. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience increased financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of lower rated bonds.

     PAYMENT EXPECTATIONS - Lower rated bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return to investors. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower rated bonds.

The Investment Adviser attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.


SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS - The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred stock automatically convert into common stock. The prices and yields of non-convertible preferred stock generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.


Convertible bonds, convertible preferred stock, and other securities may sometimes be converted into common stock or other securities at a stated conversion ratio. These securities, prior to conversion, pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value


                 Capital World Growth and Income Fund - Page 3 of the underlying equity, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.


INVESTING IN VARIOUS COUNTRIES - Investing outside the U.S. involves special risks, caused by, among other things: currency controls and fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; expropriation or confiscatory taxation; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.


The risks described above are potentially heightened in connection with investments in developing countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. For example, political and/or economic structures in these countries may be in their infancy and developing rapidly. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may invest in securities of issuers in developing countries only to a limited extent.


Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.


CURRENCY TRANSACTIONS - The fund can purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates. The fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.


Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions may also affect the character and timing of income, gain or loss recognized by the fund for U.S. federal income tax purposes.


REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements, under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Investment Adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected


                 Capital World Growth and Income Fund - Page 4 banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.


U.S. TREASURY AND AGENCY SECURITIES - U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.


U.S. agency securities include those issued by certain U.S. government instrumentalities and certain federal agencies. These securities are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Tennessee Valley Authority, and Federal Farm Credit Bank System.


CASH AND CASH EQUIVALENTS - These securities include: (i) commercial paper (e.g., short-term notes up to 9 months in maturity issued by corporations, governmental bodies or bank/ corporation sponsored conduits (asset-backed commercial paper)), (ii) commercial bank obligations (e.g., certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)), (iii) savings association and savings bank obligations (e.g., bank notes and certificates of deposit issued by savings banks or savings associations), (iv) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (v) corporate bonds and notes that mature, or that may be redeemed, in one year or less.


FORWARD COMMITMENTS - The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security beginning on the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.


The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio


                 Capital World Growth and Income Fund - Page 5 securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.


RESTRICTED SECURITIES AND LIQUIDITY - The fund may purchase securities subject to restrictions on resale. Securities not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.


PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders. Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved, although the price usually includes a profit to the dealer.


A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio was replaced once per year. See "Financial Highlights" in the prospectus for the fund's annual portfolio turnover for each of the last five fiscal periods.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - The fund has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940 ("1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


These restrictions provide that the fund may not:


1. With respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or
(b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

2. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);


                 Capital World Growth and Income Fund - Page 6

3. Purchase or sell commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from engaging in currency-related options and forward or futures contracts);

4. Invest 25% or more of the fund's total assets in the securities of issuers in the same industry. Obligations of the U.S. government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration;

5. Invest more than 15% of the value of its net assets in securities which are not readily marketable (including repurchase agreements maturing in more than seven days or securities traded outside the U.S. for which there is no recognized exchange or active and substantial over-the-counter market) or engage in the business of underwriting securities of other issuers, except to the extent that the purchase or disposal of an investment position may technically constitute the fund as an underwriter as that term is defined under the Securities Act of 1933;

6.   Invest in companies for the purpose of exercising control or management;

7. Make loans to others except for (a) purchasing debt securities; (b) entering into repurchase agreements; and (c) loaning portfolio securities;

8. Issue senior securities, except as permitted under the Investment Company Act of 1940 as amended (the (Alpha)1940 Act^);

9. Borrow money, except from banks for temporary purposes in an amount not to exceed one-third of the value of the fund's total assets. Moreover, in the event that the asset coverage for such borrowing falls below 300%, the fund will reduce, within three days, the amount of its borrowing in order to provide for 300% asset coverage;

10. Pledge or hypothecate assets in excess of one-third of the fund's total assets; or

11. Purchase or sell puts, calls, straddles, or spreads, or combinations thereof (except for currency options).

For purposes of Investment Restriction number 7, the fund does not currently intend (at least for the next 12 months) to loan portfolio securities or invest in securities or other instruments backed by real estate.

NON-FUNDAMENTAL POLICIES - The following non-fundamental policies may be changed without shareholder approval:


1. The fund does not currently intend (at least for the next 12 months) to sell securities short, except to the extent that the fund contemporaneously owns, or has the right to acquire at no additional cost, securities identical to those sold short.

2. The fund does not currently intend (at least for the next 12 months) to purchase securities on margin, except that margin payments in connection with currency-related transactions shall not constitute purchasing securities on margin.

3. The fund does not currently intend (at least for the next 12 months) to purchase the securities of any issuer (other than securities issued or guaranteed by the governments of any country


                 Capital World Growth and Income Fund - Page 7 or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

4. The fund does not currently intend (at least for the next 12 months) to invest in oil, gas, or other mineral exploration or development programs or leases.

5. The fund does not currently intend (at least for the next 12 months) to purchase the securities of any issuer if those officers and Directors of the fund, its Investment Adviser or principal underwriter who individually own more than ^ of 1% of the securities of such issuer together own more than 5% of such issuer's securities.

6. The fund does not currently intend (at least for the next 12 months) to invest more than 5% of its net assets, valued at the lower of cost or market at the time of purchase, in warrants, including not more than 2% of such net assets in warrants that are not listed on a major stock exchange. However, warrants acquired in units or attached to securities may be deemed to be without value for the purpose of this restriction.

7. Although the fund has no current intention of purchasing securities of other investment companies (at least for the next 12 months), it has the ability to invest up to 5% of its total assets in shares of closed-end investment companies. Additionally, the fund would not acquire more than 3% of the outstanding voting securities of any one closed-end investment company. (To the extent that the fund invests in another investment company, it would pay an investment advisory fee in addition to the fee paid to the Investment Adviser.) Notwithstanding this restriction, the fund may invest in securities of other managed investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors and to the extent such investments are allowed by an exemptive order granted by the U.S. Securities and Exchange Commission.

8. The fund does not currently intend (at least for the next 12 months) to invest more than 5% of its net assets in restricted securities (excluding Rule 144A securities and 4(2) commercial paper).

9. The fund does not currently intend (at least for the next 12 months) to purchase securities in the event its borrowings exceed 5% of its net assets.


                 Capital World Growth and Income Fund - Page 8

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS AND OFFICERS

                                     YEAR FIRST                                        NUMBER OF BOARDS
                        POSITION      ELECTED                                           WITHIN THE FUND     OTHER DIRECTORSHIPS/3/
                        WITH THE     A DIRECTOR     PRINCIPAL OCCUPATION(S) DURING    COMPLEX/2/ ON WHICH            HELD
     NAME AND AGE         FUND     OF THE FUND/1/            PAST 5 YEARS               DIRECTOR SERVES          BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
 H. Frederick            Director       1993        Private Investor; former                  19            Ducommun
 Christie                                           President and Chief Executive                           Incorporated;IHOP
 Age: 68                                            Officer, The Mission Group                              Corporation;Southwest
                                                    (non-utility holding company                            Water Company;Valero
                                                    subsidiary of Southern                                  L.P.
                                                    California Edison Company)
-----------------------------------------------------------------------------------------------------------------------------------
 Merit E. Janow          Director       2001        Professor, Columbia University,            2            None
 Age: 44                                            School of International and
                                                    Public Affairs
-----------------------------------------------------------------------------------------------------------------------------------
 Mary Myers Kauppila     Director       1993        Private Investor; Chairman and             5            None
 Age: 48                                            CEO, Ladera Management Company
                                                    (venture capital and
                                                    agriculture); former owner and
                                                    President, Energy Investment,
                                                    Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 Gail L. Neale           Director       1993        President, The Lovejoy                     5            None
 Age: 67                                            Consulting Group, Inc. (a
                                                    pro-bono consulting group
                                                    advising non-profit
                                                    organizations)
-----------------------------------------------------------------------------------------------------------------------------------
 Robert J. O'Neill       Director       1993        Chairman of the Council,                   3            The "Shell" Transport
 Age: 65                                            Australian Strategic Policy                             and Trading Company,
                                                    Institute; Adjunct Professor in                         plc
                                                    Strategic and Defense Studies
                                                    Center, Australian National
                                                    University; former Chichele
                                                    Professor of the History of War
                                                    and former Fellow, All Souls
                                                    College, University of Oxford
-----------------------------------------------------------------------------------------------------------------------------------
 Donald E. Petersen      Director       1993        Retired; former Chairman of the            2            Axicon Technologies,
 Age: 75                                            Board and Chief Executive                               Inc.
                                                    Officer, Ford Motor Company
-----------------------------------------------------------------------------------------------------------------------------------
 Stefanie Powers         Director    1993-1996      Actor; Founder and President,              2            None
 Age: 59                                1997        The William Holden Wildlife
                                                    Foundation
-----------------------------------------------------------------------------------------------------------------------------------
 Frank Stanton           Director       1993        Retired; former President, CBS             2            American Health
 Age: 94                                            Inc. (1946-1973)                                        Companies, Inc.; Sony
                                                                                                            Music Entertainment,
                                                                                                            Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 Steadman Upham          Director       2001        President and University                   2            None
 Age: 52                                            Professor of Archaeology,
                                                    Claremont Graduate University
                                                    Education
-----------------------------------------------------------------------------------------------------------------------------------
 Charles Wolf, Jr.       Director       1993        Senior Economic Adviser and                2            None
 Age: 77                                            Corporate Fellow in
                                                    International Economics, The
                                                    RAND Corporation; former Dean,
                                                    the RAND Graduate School
-----------------------------------------------------------------------------------------------------------------------------------




                 Capital World Growth and Income Fund - Page 9

 [This page is intentionally left blank for this filing.]

                 Capital World Growth and Income Fund - Page 10

                                                  PRINCIPAL OCCUPATION(S) DURING
                                   YEAR FIRST            PAST 5 YEARS AND
                                    ELECTED               POSITIONS HELD             NUMBER OF BOARDS
                      POSITION     A DIRECTOR        WITH AFFILIATED ENTITIES         WITHIN THE FUND      OTHER DIRECTORSHIPS/3/
                      WITH THE   AND/OR OFFICER    OR THE PRINCIPAL UNDERWRITER     COMPLEX/2/ ON WHICH             HELD
   NAME AND AGE         FUND     OF THE FUND/1/             OF THE FUND               DIRECTOR SERVES           BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/4//,//5/
-----------------------------------------------------------------------------------------------------------------------------------
 Gina H. Despres      Chairman        1999        Senior Vice President and                  4           None
 Age: 60              of the                      Special Counsel, Capital
                      Board                       Research and Management
                      and                         Company; Vice President,
                      Principal                   Capital Strategy Research,
                      Executive                   Inc.*
                      Officer
-----------------------------------------------------------------------------------------------------------------------------------
 Paul G. Haaga,       Vice            1993        Executive Vice President and              16           None
 Jr.                  Chairman                    Director, Capital Research and
 Age: 53              of the                      Management Company; Director,
                      Board                       American Funds Distributors,
                                                  Inc.*; Director, The Capital
                                                  Group Companies, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------




                                                                                   PRINCIPAL OCCUPATION(S) DURING
                           POSITION          YEAR FIRST ELECTED                    PAST 5 YEARS AND POSITIONS HELD
                           WITH THE              AN OFFICER                           WITH AFFILIATED ENTITIES
   NAME AND AGE              FUND              OF THE FUND/1/                 OR THE PRINCIPAL UNDERWRITER OF THE FUND
------------------------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS/5/
------------------------------------------------------------------------------------------------------------------------------------
 Stephen E.                President                1993         Senior Vice President, Capital Research Company*
 Bepler
 Age: 59
------------------------------------------------------------------------------------------------------------------------------------
 Mark E. Denning         Senior Vice                1993         Director, Capital Research and Management Company; Director, The
 Age: 44                   President                             Capital Group Companies, Inc.*; Senior Vice President, Capital
                                                                 Research Company*; Director, Capital International Limited*
------------------------------------------------------------------------------------------------------------------------------------
 Gregg E. Ireland        Senior Vice                1999         Senior Vice President, Capital Research and Management Company
 Age: 52                   President
------------------------------------------------------------------------------------------------------------------------------------
 Jeanne K.              Vice President              2001         Senior Vice President, Capital Research Company*
 Carroll
 Age: 53
------------------------------------------------------------------------------------------------------------------------------------
 Carl M. Kawaja          Vice President             1997         Senior Vice President, Capital Research Company*
 Age: 37
------------------------------------------------------------------------------------------------------------------------------------
 Stephen T.             Vice President              2001         Senior Vice President, Capital Research Company*
 Watson
 Age: 46
------------------------------------------------------------------------------------------------------------------------------------
 Vincent P. Corti          Secretary                1993         Vice President - Fund Business Management Group, Capital Research
 Age: 45                                                         and Management Company
------------------------------------------------------------------------------------------------------------------------------------
 R. Marcia Gould           Treasurer                1994         Vice President - Fund Business Management Group, Capital Research
 Age: 47                                                         and Management Company
------------------------------------------------------------------------------------------------------------------------------------
 Dayna G. Yamabe      Assistant Treasurer           2001         Vice President - Fund Business Management Group, Capital Research
 Age: 35                                                         and Management Company
------------------------------------------------------------------------------------------------------------------------------------




                 Capital World Growth and Income Fund - Page 11

* Company affiliated with Capital Research and Management Company.
1 Directors and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
3 This includes all directorships (other than those in the American Funds Group) that are held by each director as a director of a public company or a registered investment company.
4 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company, or its affiliated entities (including the fund's principal underwriter).
5 All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser.

THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET
- 55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.


                 Capital World Growth and Income Fund - Page 12

FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2001

                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                  SHARES OWNED                BY DIRECTOR
-------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
-------------------------------------------------------------------------------
 H. Frederick Christie       $10,001 - $50,000             Over $100,000
-------------------------------------------------------------------------------
 Mary Myers Kauppila                None                   Over $100,000
-------------------------------------------------------------------------------
 Gail L. Neale               $10,001 - $50,000             Over $100,000
-------------------------------------------------------------------------------
 Robert J. O'Neill                  None                       None
-------------------------------------------------------------------------------
 Donald E. Petersen            Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Stefanie Powers                    None                   Over $100,000
-------------------------------------------------------------------------------
 Frank Stanton                 Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Charles Wolf, Jr.             Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/2/
-------------------------------------------------------------------------------
 Gina H. Despres               Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Paul G. Haaga, Jr.            Over $100,000               Over $100,000
-------------------------------------------------------------------------------

1 Ownership disclosure is made using the following ranges:  None; $1 - $10,000;
  $10,001 - $50,000; $50,001 - $100,000 and Over $100,000. The amounts listed for "interested" directors include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
2 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company, or its affiliated entities (including the fund's principal underwriter).

DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED NOVEMBER 30, 2001

No compensation is paid by the fund to any officer or Director who is a director, officer or employee of the Investment Adviser or its affiliates. The fund pays annual fees of $15,000 to Directors who are not affiliated with the Investment Adviser, plus $1,000 for each Board of Directors meeting attended, and $500 for each meeting attended as a member of a committee of the Board of Directors.


No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the Investment Adviser.


                 Capital World Growth and Income Fund - Page 13

                                                        TOTAL COMPENSATION (INCLUDING
                         AGGREGATE COMPENSATION     VOLUNTARILY DEFERRED COMPENSATION/1/)
                         (INCLUDING VOLUNTARILY           FROM ALL FUNDS MANAGED BY
                        DEFERRED COMPENSATION/1/)      CAPITAL RESEARCH AND MANAGEMENT
         NAME                 FROM THE FUND             COMPANY OR ITS AFFILIATES/2/
------------------------------------------------------------------------------------------
 H. Frederick                   $21,500/3/                        $202,620/3/
 Christie
------------------------------------------------------------------------------------------
 Merit E. Janow                 $     0/4/                        $      0/4/
------------------------------------------------------------------------------------------
 Mary Myers Kauppila            $19,500/3/                        $104,500/3/
------------------------------------------------------------------------------------------
 Gail L. Neale                  $20,000                           $ 93,500
------------------------------------------------------------------------------------------
 Robert J. O'Neill              $19,500                           $ 46,500
------------------------------------------------------------------------------------------
 Donald E. Petersen             $20,000/3/                        $103,500/3/
------------------------------------------------------------------------------------------
 Stefanie Powers                $20,000                           $ 38,000
------------------------------------------------------------------------------------------
 Frank Stanton                  $22,000                           $ 41,000
------------------------------------------------------------------------------------------
 Steadman Upham                 $     0/4/                        $      0/4/
------------------------------------------------------------------------------------------
 Charles Wolf, Jr.              $21,500                           $ 39,000
------------------------------------------------------------------------------------------


1 Amounts may be deferred by eligible Directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Directors.
2 Capital Research and Management Company manages the American Funds consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2001 fiscal year for participating Directors is as follows: H. Frederick Christie ($116,946), Mary Myers Kauppila ($184,978) and Donald E. Petersen ($65,297). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.
4 Merit E. Janow and Steadman Upham were elected to the Board effective December
  6, 2001, and therefore received no compensation from the fund during fiscal 2001.

As of April 15, 2002, the officers and Directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.


FUND ORGANIZATION AND THE BOARD OF DIRECTORS

The fund, an open-end, diversified management investment company, was organized as a Maryland corporation on November 4, 1992.


All fund operations are supervised by the fund's Board of Directors, which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


The fund has several different classes of shares, including Class A, R-1, R-2, R-3, R-4 and R-5 shares. Class R shares are generally only available to employer-sponsored retirement plans. The shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears


                 Capital World Growth and Income Fund - Page 14 different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Directors and set forth in the fund's rule 18f-3 Plan. Each class' shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 Plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone.


The fund does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.


REMOVAL OF DIRECTORS BY SHAREHOLDERS - At any meeting of shareholders, duly called and at which a quorum is present, shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast, remove any Director from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed Directors. The fund has agreed, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of Directors, as though the fund were a common-law trust. Accordingly, the Directors of the fund will promptly call a meeting of shareholders for the purpose of voting upon the removal of any Directors when requested in writing to do so by the record holders of at least 10% of the outstanding shares.


COMMITTEES OF THE BOARD OF DIRECTORS

The fund has an Audit Committee comprised of H. Frederick Christie, Frank Stanton and Charles Wolf, Jr., none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee oversees the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The Committee acts as a liaison between the fund's independent accountants and the full Board of Directors. There were four Audit Committee meetings held during the 2001 fiscal year.


The fund has a Contracts Committee comprised of H. Frederick Christie, Merit E. Janow, Mary Myers Kauppila, Gail L. Neale, Robert J. O'Neill, Donald E. Petersen, Stefanie Powers, Frank Stanton, Steadman Upham and Charles Wolf, Jr., none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its Investment Adviser or the Investment Adviser's affiliates, such as the investment advisory and service agreement, principal underwriting agreement, and plans of distribution under rule 12b-1, that the fund may enter into, renew or continue, and to make its recommendations to the full Board of Directors on these matters. There was one Contracts Committee meeting during the 2001 fiscal year.


The fund has a Nominating Committee comprised of Gail L. Neale, Donald E. Petersen, Stefanie Powers and Frank Stanton, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also


                 Capital World Growth and Income Fund - Page 15 evaluates, selects and nominates candidates for independent directors to the full Board of Directors. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the fund, c/o the fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee. There was one Nominating Committee meeting during the 2001 fiscal year.


INVESTMENT ADVISER - The Investment Adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo) with a staff of professionals, many of whom have significant investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The Investment Adviser is responsible for managing more than $350 billion of stocks, bonds and money market instruments and serves over 11 million shareholder accounts of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser will continue in effect until October 31, 2002, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


In determining whether to renew the Agreement each year, the Contracts Committee of the Board of Directors evaluates information provided by the Investment Adviser in accordance with Section 15(c) of the 1940 Act, and presents its recommendations to the full Board of Directors. At its most recent meeting, the Committee considered a number of factors in recommending renewal of the existing Agreement, including the quality of services provided to the fund, fees and expenses borne by the fund, and financial results of the Investment Adviser.


In reviewing the quality of services provided to the fund, the Committee reviewed comparative results data and fund expenses, noting that the fund ranked among the top in its peer group of


                 Capital World Growth and Income Fund - Page 16 funds for the periods since inception and from its fiscal year through March 31, 2001, and that expenses ranked among the lowest.


The Committee also reviewed the Investment Adviser's trading practices and concluded that, based on its review of certain data, the Investment Adviser's dealings with most brokers was based primarily on best execution and not other factors.


Based on their review, the Committee and the Board concluded that the advisory fees and other expenses of the fund are reasonable, both absolutely and on a relative basis, and that shareholders receive fair value for such fees and expenses.


The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies, and postage used at the offices of the fund. The fund pays all expenses not assumed by the Investment Adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plans of Distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to directors unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.


As compensation for its services, the Investment Adviser receives a monthly fee which is accrued daily, calculated at the annual rate of 0.60% of the first $500 million of average net assets; 0.50% of such assets in excess of $500 million but not exceeding $1 billion; 0.46% of such assets in excess of $1 billion but not exceeding $1.5 billion; 0.43% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.41% of such assets in excess of $2.5 billion but not exceeding $4 billion; 0.40% of such assets in excess of $4 billion but not exceeding $6.5 billion; 0.395% of such assets in excess of $6.5 billion but not exceeding $10.5 billion; 0.39% of such assets in excess of $10.5 billion but not exceeding $17 billion; and 0.385% of such assets in excess of $17 billion.


The Investment Adviser has agreed that in the event the Class A expenses of the fund (with the exclusion of interest, taxes, brokerage costs, extraordinary expenses such as litigation and acquisitions or other expenses excludable under applicable state securities laws or regulations) for any fiscal year ending on a date on which the Agreement is in effect, exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any regulations thereunder, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or any regulations thereunder, will reimburse the fund in the amount of such excess. To the extent the fund's management fee must be waived due to Class A share expense ratios exceeding the above limit, management fees will be reduced similarly for all classes of shares of the fund or other Class A fees will be waived in lieu of management fees.


For the fiscal years ended 2001, 2000 and 1999, the Investment Adviser received from the fund advisory fees of $45,794,000, $46,677,000 and $39,132,000, respectively.


                 Capital World Growth and Income Fund - Page 17

ADMINISTRATIVE SERVICES AGREEMENT - The Administrative Services Agreement (the "Administrative Agreement") between the fund and the Investment Adviser relating to the fund's R share classes will continue in effect until October 31, 2002, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Administrative Agreement provides that the fund may terminate the agreement at any time by vote of a majority of Directors who are not interested persons of the fund. The Investment Adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


Under the Administrative Agreement, the Investment Adviser provides certain transfer agent and administrative services for shareholders of the fund's R share classes. The Investment Adviser contracts with third parties, including American Funds Service Company, the fund's Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting, and shareholder and fund communications. In addition, the Investment Adviser monitors, coordinates and oversees the activities performed by third parties providing such services.


As compensation for its services, the Investment Adviser receives transfer agent fees for transfer agent services provided to the fund's applicable share classes. Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between the fund and American Funds Service Company. The Investment Adviser also receives an administrative services fee for administrative services provided to the fund's applicable share classes. Administrative services fees are paid monthly, accrued daily and calculated at the annual rate of 0.15% of the average daily net assets for each R share class except Class R-5 shares. For Class R-5 shares, the administrative fee is paid monthly, accrued daily and calculated at the annual rate of 0.10% of the average daily net assets of Class R-5 shares.


PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.


The Principal Underwriter receives revenues from sales of the fund's shares. For Class A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class R-1, R-2, R-3 and R-4 shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell the shares.


                 Capital World Growth and Income Fund - Page 18

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                                COMMISSIONS,        ALLOWANCE OR

                                              FISCAL YEAR          REVENUE          COMPENSATION
--------------------------------------------------------------
                                                              OR FEES RETAINED       TO DEALERS
                                                              --------------------------------------
                 CLASS A                         2001            $3,830,000          $17,529,000
                                                 2000             4,231,000           19,403,000
                                                 1999             3,947,000           18,891,000
----------------------------------------------------------------------------------------------------


The fund has adopted Plans of Distribution (the "Plans"), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full Board of Directors and separately by a majority of the directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential benefits of the Plans to the fund include: shareholder services; savings to the fund in transfer agency costs; savings to the fund in advisory fees and other expenses; benefits to the investment process from growth or stability of assets; and maintenance of a financially healthy management organization. The selection and nomination of directors who are not "interested persons" of the fund are committed to the discretion of the directors who are not "interested persons" during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Board of Directors.


Under the Plans, the fund may annually expend the following amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made: (i) for Class A shares, up to 0.30% of its average daily net assets attributable to Class A shares; (ii) for Class R-1 shares, 1.00% of its average daily net assets attributable to Class R-1 shares; (iii) for Class R-2 shares, up to 1.00% of its average daily net assets attributable to Class R-2 shares; (iv) for Class R-3 shares, up to 0.75% of its average daily net assets attributable to Class R-3 shares; and (v) for Class R-4 shares, up to 0.50% of its average daily net assets attributable to Class R-4 shares. The fund has not adopted a Plan for Class R-5 shares; accordingly, no 12b-1 fees are paid from Class R-5 share assets.


For Class A shares, (i) up to 0.25% is reimbursed to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) up to the amount allowable under the fund's Class A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including for Class A shares dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets) ("no load purchases"). Commissions on no load purchases of Class A shares, in excess of the Class A Plan limitations not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable


                 Capital World Growth and Income Fund - Page 19 for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters these commissions are not recoverable.


For Class R-1 shares (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and
(ii) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.


For Class R-2 shares, currently (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) 0.50% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class R-3 shares, currently (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class R-4 shares, currently 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers or advisers.


During the 2001 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

                               12B-1 EXPENSES            12B-1 LIABILITY

--------------------------        ACCRUED                  OUTSTANDING
                          ----------------------------------------------------
        CLASS A                 $25,702,000                 $5,371,000
------------------------------------------------------------------------------



OTHER COMPENSATION TO DEALERS - The Principal Underwriter, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently, these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments are based principally on a pro rata share of a qualifying dealer's sales. The Principal Underwriter will, on an annual basis, determine the advisability of continuing these payments.

                            TAXES AND DISTRIBUTIONS

FUND TAXATION - The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"). A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances the fund may determine that it is in the interest of shareholders to distribute less than that amount.


                 Capital World Growth and Income Fund - Page 20

To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses.


Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is the interest of shareholders to distribute a lesser amount.


The following information may or may not apply to you depending on whether you hold fund shares in a non-taxable account, such as a qualified retirement plan.
 Please see your tax adviser for more information.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS - Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class. Dividends and capital gains distributed by the fund to a retirement plan currently are not taxable.


     DIVIDENDS - The fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures


                 Capital World Growth and Income Fund - Page 21 contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.


     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.


     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.


     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund will be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date which is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.


     A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund which must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.


                 Capital World Growth and Income Fund - Page 22

     In addition, some of the bonds may be purchased by the fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having a market discount may be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond or a fund may elect to include the market discount in income in tax years to which it is attributable. Generally, accrued market discount may be figured under either the ratable accrual method or constant interest method. If the fund has paid a premium over the face amount of a bond, the fund has the option of either amortizing the premium until bond maturity and reducing the fund's basis in the bond by the amortized amount, or not amortizing and treating the premium as part of the bond's basis. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as short-term capital gain. In general, any gain realized on disposition of a security held less than one year is treated as short-term capital gain.


     Dividend and interest income received by the fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however. Most foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.


     CAPITAL GAIN DISTRIBUTIONS - The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 20% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.


SHAREHOLDER TAXATION - In January of each year, individual shareholders of the fund will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund. Distributions of the excess of net long-term capital gains over net short-term capital losses which the fund properly designates as "capital gain dividends" generally will be taxable to individual shareholders at a maximum 20% capital gains rate, regardless of the length of time the shares of the fund have been held by such shareholders. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.


Distributions by the fund result in a reduction in the net asset value of the fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would


                 Capital World Growth and Income Fund - Page 23 nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment capital. For this reason, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of investment capital upon the distribution, which will nevertheless be taxable to them.


The fund may make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the fund to foreign countries (such taxes relate primarily to investment income). The fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the fund at the close of the taxable year consists of securities of foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.


Redemptions of shares, including exchanges for shares of another American Fund, may result in federal, state and local tax consequences (gain or loss) to the shareholder. However, conversion from one class to another class in the same fund should not be a taxable event.


If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other funds. Also, any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.


The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a


                 Capital World Growth and Income Fund - Page 24 shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.


Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.


                     PURCHASE, EXCHANGE AND SALE OF SHARES

PURCHASES - Class A shares are generally not available for retirement plans using the PlanPremier or Recordkeeper Direct recordkeeping programs.


Class R shares are generally only available to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans. Class R shares are also generally only available to retirement plans where plan level or omnibus accounts (i.e., no participant accounts) are held on the books of a fund. In addition, Class R-5 shares are generally only available to retirement plans with at least $1 million or more in plan assets. This minimum does not apply to clients of the Personal Investment Management division of Capital Guardian Trust Company. Class R shares are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans, and CollegeAmerica accounts.


Eligible retirement plans may generally open an account and purchase Class A and R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in the fund's prospectus and statement of additional information) authorized to sell the fund's shares. Additional shares may be purchased through a plan's administrator or recordkeeper.


THE FUND AND THE PRINCIPAL UNDERWRITER RESERVE THE RIGHT TO REJECT ANY PURCHASE
 ORDER.

EXCHANGES - Shares of the fund generally may be exchanged into shares of the same class of other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of Class A shares from the money market funds purchased without a sales charge generally will be subject to the appropriate sales charge, unless the money market fund shares were acquired by an exchange from a fund having a sales charge.


Shares may be exchanged into other American Funds by contacting your plan administrator or recordkeeper. Shares held in corporate-type retirement plans for which Capital Bank and Trust Company serves as trustee may not be exchanged by telephone, Internet, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. EXCHANGE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


SALES - Shares of the fund may be sold by contacting your plan administrator or recordkeeper. Shares are sold at the net asset value next determined after the request is received in good order by the Transfer Agent, dealer or any of their designees.


Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased


                 Capital World Growth and Income Fund - Page 25 have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


Proceeds from a redemption or a dividend or capital gain distribution may be reinvested without a sales charge in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Proceeds will be reinvested in the same share class from which the original redemption or distribution was made. Redemption proceeds of Class A shares representing direct purchases in the money market funds that are reinvested in non-money market funds will be subject to a sales charge. Proceeds will be reinvested at the next calculated net asset value after the request is received and accepted by the Transfer Agent.


FUND NUMBERS - Here are the fund numbers for use when making share transactions:

                                                                                              FUND NUMBERS
                                                                                ------------------------------------------
                                                                                CLASS  CLASS  CLASS  CLASS  CLASS   CLASS
FUND                                                                              A     R-1    R-2    R-3    R-4     R-5
--------------------------------------------------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    002   2102   2202   2302   2402    2502
American Balanced Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . .    011   2111   2211   2311   2411    2511
American Mutual Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . .    003   2103   2203   2303   2403    2503
Capital Income Builder/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . .    012   2112   2212   2312   2412    2512
Capital World Growth and Income Fund/SM/  . . . . . . . . . . . . . . . . . .    033   2133   2233   2333   2433    2533
EuroPacific Growth Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . .    016   2116   2216   2316   2416    2516
Fundamental Investors/SM/ . . . . . . . . . . . . . . . . . . . . . . . . . .    010   2110   2210   2310   2410    2510
The Growth Fund of America/(R)/ . . . . . . . . . . . . . . . . . . . . . . .    005   2105   2205   2305   2405    2505
The Income Fund of America/(R)/ . . . . . . . . . . . . . . . . . . . . . . .    006   2106   2206   2306   2406    2506
The Investment Company of America/(R)/  . . . . . . . . . . . . . . . . . . .    004   2104   2204   2304   2404    2504
The New Economy Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . .    014   2114   2214   2314   2414    2514
New Perspective Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . .    007   2107   2207   2307   2407    2507
New World Fund/SM/  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    036   2136   2236   2336   2436    2536
SMALLCAP World Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . . . .    035   2135   2235   2335   2435    2535
Washington Mutual Investors Fund/SM/  . . . . . . . . . . . . . . . . . . . .    001   2101   2201   2301   2401    2501
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/ . . . . . . . . . . . . . . . .    040    N/A    N/A    N/A    N/A    2540
American High-Income Trust/SM/  . . . . . . . . . . . . . . . . . . . . . . .    021   2121   2221   2321   2421    2521
The Bond Fund of America/SM/  . . . . . . . . . . . . . . . . . . . . . . . .    008   2108   2208   2308   2408    2508
Capital World Bond Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . .    031   2131   2231   2331   2431    2531
Intermediate Bond Fund of America/SM/ . . . . . . . . . . . . . . . . . . . .    023   2123   2223   2323   2423    2523
Limited Term Tax-Exempt Bond Fund of America/SM/  . . . . . . . . . . . . . .    043    N/A    N/A    N/A    N/A    2543
The Tax-Exempt Bond Fund of America/(R)/  . . . . . . . . . . . . . . . . . .    019    N/A    N/A    N/A    N/A    2519
The Tax-Exempt Fund of California/(R)/* . . . . . . . . . . . . . . . . . . .    020    N/A    N/A    N/A    N/A    2520
The Tax-Exempt Fund of Maryland/(R)/* . . . . . . . . . . . . . . . . . . . .    024    N/A    N/A    N/A    N/A    2524
The Tax-Exempt Fund of Virginia/(R)/* . . . . . . . . . . . . . . . . . . . .    025    N/A    N/A    N/A    N/A    2525
U.S. Government Securities Fund/SM/ . . . . . . . . . . . . . . . . . . . . .    022   2122   2222   2322   2422    2522
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/ . . . . . . . . . . . . . . . . . .    009   2109   2209   2309   2409    2509
The Tax-Exempt Money Fund of America/SM/  . . . . . . . . . . . . . . . . . .    039    N/A    N/A    N/A    N/A    2539
The U.S. Treasury Money Fund of America/SM/ . . . . . . . . . . . . . . . . .    049   2149   2249   2349   2449    2549
___________
*Available only in certain states.



                 Capital World Growth and Income Fund - Page 26

                                 SALES CHARGES

CLASS A SALES CHARGES - The sales charges you pay when purchasing Class A shares of stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Fund Numbers" above for a listing of the funds.)

                                                                                             DEALER
                                                                     SALES CHARGE AS       COMMISSION
                                                                    PERCENTAGE OF THE:    AS PERCENTAGE
                                                                    ------------------       OF THE
AMOUNT OF PURCHASE
AT THE OFFERING PRICE                                              NET AMOUNT  OFFERING     OFFERING
                                                                   -INVESTED-   PRICE         PRICE
------------------------------------------------------------------- --------    -----         -----
STOCK AND STOCK/BOND FUNDS
Less than $25,000 . . . . . . . . .                                  6.10%      5.75%         5.00%
$25,000 but less than $50,000 . . .                                  5.26       5.00          4.25
$50,000 but less than $100,000. .                                    4.71       4.50          3.75
BOND FUNDS
Less than $100,000 . . . . . . . .                                   3.90       3.75          3.00
STOCK, STOCK/BOND, AND BOND FUNDS
$100,000 but less than $250,000 .                                    3.63       3.50          2.75
$250,000 but less than $500,000 .                                    2.56       2.50          2.00
$500,000 but less than $750,000 .                                    2.04       2.00          1.60
$750,000 but less than $1 million                                    1.52       1.50          1.20
$1 million or more. . . . . . . .                                    none       none          none
----------------------------------------------------------------------------


CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES - Investments of $1 million or more are sold with no initial sales charge. Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers from retirement plans with assets invested in the American Funds (see "Individual Retirement Account (IRA) Rollovers" below) may invest with no sales charge and are not subject to a CDSC.


403(b) plans may be treated as employer-sponsored plans for sales charge purposes if: (i) the American Funds are principal investment options; (ii) the employer facilitates the enrollment


                 Capital World Growth and Income Fund - Page 27 process by, for example, allowing for onsite group enrollment meetings held during working hours; and (iii) there is only one dealer firm assigned to the plans. 403(b) plans meeting these criteria may invest with no sales charge and are not subject to a CDSC if investing $1 million or more or having 100 or more eligible employees.


Investments made through accounts that purchased Class A shares of the fund before March 15, 2001 and are part of certain qualified fee-based programs, and retirement plans, endowments or foundations with $50 million or more in assets, may also be made with no sales charge and are not subject to a CDSC. A dealer concession of up to 1% may be paid by the fund under its Class A Plan of Distribution on investments made with no initial sales charge.


In addition, Class A shares of the stock, stock/bond and bond funds may be sold at net asset value to:


(1) current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

(2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(4)  insurance company separate accounts;

(5)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

(6) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation;

(7) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, as determined by a Vice President or more senior officer of the Capital Research and Management Company Fund Administration Unit; and

(8) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

DEALER COMMISSIONS AND COMPENSATION - For Class A shares, commissions (up to 1%) are paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored defined contribution-type plan investing $1 million or


                 Capital World Growth and Income Fund - Page 28 more or with 100 or more eligible employees, IRA rollover accounts of $1 million or more (as described in "Individual Retirement Account (IRA) Rollovers" below), and for purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on investments in Class A shares are paid at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.


For Class R-1 shares, annual asset-based compensation of 1.00% is paid by the Principal Underwriter to dealers who sell Class R-1 shares.


For Class R-2 shares, annual asset-based compensation of 0.75% is paid by the Principal Underwriter to dealers who sell Class R-2 shares.


For Class R-3 shares, annual asset-based compensation of 0.50% is paid by the Principal Underwriter to dealers who sell Class R-3 shares.


For Class R-4 shares, annual asset-based compensation of 0.25% is paid by the Principal Underwriter to dealers who sell Class R-4 shares.


No dealer compensation is paid on sales of Class R-5 shares. The fund has not adopted a plan for Class R-5 shares; accordingly no 12b-1 fee is paid from Class R-5 assets.


                        CLASS A SALES CHARGE REDUCTIONS

REDUCING YOUR CLASS A SALES CHARGE - You must let your investment dealer or American Funds Service Company (the "Transfer Agent") know at the time you purchase shares if you qualify for a reduction in your sales charge using one or any combination of the methods described below.


     STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include future appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more for equity funds and $100,000 or more for bond funds made within a 13-month period subject to the following statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount.

     When a shareholder elects to use a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. The dealer assigned to the account at the end of the period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of


                 Capital World Growth and Income Fund - Page 29 shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.

     The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Accordingly, upon your request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.

     Existing holdings eligible for rights of accumulation (see below) may be credited toward satisfying the Statement.

     During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement. The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: the total monthly investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

     AGGREGATION - Sales charge discounts are available for certain aggregated investments. Individual purchases by a trustee(s) or other fiduciary(ies) may be aggregated if the investments are:

     .for a fiduciary account, including employee benefit plans other than individual-type employee benefit plans, such as an IRA, 403(b) plan (except as described below), or single-participant Keogh-type plan;

     .made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding individual-type employee benefit plans described above; or

     .for participant accounts of a 403(b) plan that are treated as an employer-sponsored plan (see "Class A Purchases Not Subject to Sales Charges" above), or made for two or more 403(b) plans that are treated as employer-sponsored plans of a single employer or affiliated employers as defined in the 1940 Act.


                 Capital World Growth and Income Fund - Page 30

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES - You may combine purchases of all classes of shares of two or more funds in The American Funds Group. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of the money market funds are excluded.

     RIGHTS OF ACCUMULATION - Subject to the limitations described under the aggregation policy, you may take into account the current value (or if greater, the amount you invested less any withdrawals) of your existing holdings in all share classes of The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuities and variable life insurance policies. Direct purchases of the money market funds are excluded.

                 INDIVIDUAL RETIREMENT ACCOUNT (IRA) ROLLOVERS

Assets from a retirement plan (plan assets) may be invested in any class of shares of the American Funds through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions for Class A, B, C and F shares contained in the fund's current prospectus and statement of additional information.


An IRA rollover involving plan assets that offered an investment option managed by any affiliate of The Capital Group Companies, Inc., including any of the American Funds, may be invested in: i) Class A shares at net asset value; ii) Class A shares subject to the applicable initial sales charge; iii) Class B shares; iv) Class C shares; or v) Class F shares. Plan assets invested in Class A shares with a sales charge, B, C or F shares are subject to the terms and conditions contained in the fund's current prospectus and statement of additional information. Advisers will be compensated according to the policies associated with each share class as described in the fund's current prospectus and statement of additional information.


Plan assets invested in Class A shares at net asset value will not be subject to a contingent deferred sales charge and will immediately begin to accrue service fees (i.e., shares do not have to age). Dealer commissions will be paid only on IRA rollovers of $1 million or more according to the schedule applicable to Class A share investments of $1 million or more (see "Dealer Commissions and Compensation" above).


IRA rollovers that do not indicate which share class plan assets should be invested in and which do not have an adviser associated with the account will be invested in Class F shares. Additional plan assets may be rolled into the account holding F shares; however, subsequent contributions will not be allowed to be invested in F shares.


                 Capital World Growth and Income Fund - Page 31

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.


Orders received by the investment dealer or authorized designee, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.


All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined as follows:


1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Short-term securities maturing within 60 days are valued at amortized cost which approximates market value.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by authority of the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;


                 Capital World Growth and Income Fund - Page 32

2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 3% of the outstanding shares of the fund without the consent of a majority of the fund's Board of Directors.


                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, and purchases through certain retirement plans, will be confirmed at least quarterly.


REDEMPTION OF SHARES - The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.


While payment of redemptions normally will be in cash, the fund's Articles of Incorporation permits payment of the redemption price wholly or partly in securities or other property included in the assets belonging to the fund when in the opinion of the fund's Board of Directors, which shall be conclusive, conditions exist which make payment wholly in cash unwise or undesirable.


SHARE CERTIFICATES - Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent. Certificates are not available for the R share classes.


                      EXECUTION OF PORTFOLIO TRANSACTIONS

The Investment Adviser places orders for the fund's portfolio securities transactions. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and quality of executions. When, in the opinion of the Investment Adviser, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the fund or who have provided investment research, statistical, or other related services to the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.


There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the


                 Capital World Growth and Income Fund - Page 33

Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.


Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, if applicable, for the fiscal years ended 2001, 2000 and 1999, amounted to $18,887,000, $17,477,000 and $14,029,000, respectively.


The fund is required to disclose information regarding investments in the securities of broker-dealers (or parent companies of broker-dealers that derive more than 15% of their revenue from broker-dealer activities) which have certain relationships with the fund. During the last fiscal year, Citigroup, Inc., J.P. Morgan Chase & Co., A.B.N. AMRO Bank NV and Bank of America Securities were among the top 10 dealers that received the largest amount of brokerage commissions and/or that acted as principals in portfolio transactions. The fund held equity securities of Citigroup, Inc., J.P. Morgan Chase & Co., A.B.N. AMRO Bank NV and Bank of America Securities in the amounts of $198,315,000 as of the close of its most recent fiscal year. The fund held debt securities of J.P. Morgan Chase & Co. in the amount of $28,948,000 as of the close of its most recent fiscal year.


                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to sub-custodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $8,425,000 for Class A shares for the 2001 fiscal year.


INDEPENDENT ACCOUNTANTS - PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, CA 90071, serves as the fund's independent accountants providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent accountants is reviewed and determined annually by the Board of Directors.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS - The fund's fiscal year ends on November 30. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent accountants, PricewaterhouseCoopers LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the


                 Capital World Growth and Income Fund - Page 34 fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


PERSONAL INVESTING POLICY - The fund, Capital Research and Management Company and its affiliated companies, including the fund's principal underwriter, have adopted codes of ethics which allow for personal investments, including securities in which the fund may invest from time to time. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


OTHER INFORMATION - The financial statements including the investment portfolio and the report of Independent Accountants contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


             DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
    MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- NOVEMBER 30, 2001

Net asset value and redemption price per share
  (Net assets divided by shares outstanding) . . . . . . . . .      $24.29
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . . . . . . . . . .      $25.77


            CLASS A SHARE INVESTMENT RESULTS AND RELATED STATISTICS

The fund's yield was 1.85% based on a 30-day (or one month) period ended November 30, 2001, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula as required by the Securities and Exchange Commission:


     YIELD = 2[((a-b)/cd + 1)/6/ -1]

     Where:  a   = dividends and interest earned during the period.

             b   = expenses accrued for the period (net of reimbursements).

             c   = the average daily number of shares outstanding during the period that were entitled to receive dividends.

             d   = the maximum offering price per share on the last day of the period.

The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by


                 Capital World Growth and Income Fund - Page 35 the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.


The fund's one-year total return, five-year average annual total return, and lifetime average annual total returns at the maximum offering price for the periods ended November 30, 2001 were -7.48%, 9.52%, and 12.87%, respectively.
 The fund's one-year total return, five-year average annual total return, and lifetime average annual total returns at net asset value for the periods ended November 30, 2001 were -1.82%, 10.82%, and 13.64%, respectively.


The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.


In calculating average annual total return at the maximum offering price, the fund assumes: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In addition, the fund will provide lifetime average total return figures. From time to time, the fund may calculate investment results for Class B, C, F, 529 and R shares.


The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.


The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as the Dow Jones Average of 30 Industrial Stocks and the Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.


The fund may refer to results and surveys compiled by organizations such as CDA/ Wiesenberger, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and by the U.S. Department of Commerce. Additionally, the fund may refer to results published in various newspapers and periodicals, including Barron's,
                                                                      --------
Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine,
------  -------  ----------------------  -------------------------------------
Money, U.S. News and World Report and The Wall Street Journal.
-----  --------------------------     -----------------------


The fund may illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.


The fund may compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, fuels, transportation, and other goods and services that people buy for day-to-day living).


                 Capital World Growth and Income Fund - Page 36

                                    APPENDIX
                          Description of Bond Ratings

BOND RATINGS - The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("Standard & Poor's") are based on the analysis and represents a judgment expressed in shorthand terms of the strengths and weaknesses of the bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality.


Moody's rates the long-term debt securities issued by various entities from
-------
"Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Ratings are described as follows:


"Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."


"Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."


"Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."


"Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."


"Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."


"Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."


"Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."


                 Capital World Growth and Income Fund - Page 37

"Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings."


"Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."


Standard & Poor's rates the long-term debt securities of various entities in
-----------------
categories ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings are described as follows:


AAA
"An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong."


AA
"An obligation rated 'AA' differs from the highest rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong."


A
"An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions that obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong."


BBB
"An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions."


BB
"An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation."

B
"An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation."


CCC
"An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation."


                 Capital World Growth and Income Fund - Page 38

CC
"An obligation rated 'CC' is currently highly vulnerable to nonpayment."

C
"A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying."

D
"An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized."


                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

MOODY'S employs the designations "Prime-1," "Prime-2" and "Prime-3" to indicate
-------
commercial paper having the highest capacity for timely repayment. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.


Issues rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


STANDARD & POOR'S ratings of commercial paper are graded into four categories
-----------------
ranging from "A" for the highest quality obligations to "D" for the lowest.


A - Issues assigned its highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety.


A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.


A-2 - Capacity for timely payments on issues with this designation is strong; however, the relative degree of safety is not as high as for issues designated "A-1."


                 Capital World Growth and Income Fund - Page 39

INVESTMENT PORTFOLIO
November 30, 2001

Largest industry holdings

Equity securities 86.31%
Banks 7.81
Tobacco 7.37
Pharmaceuticals 6.60
Insurance 5.76
Oil & gas 4.34
Paper & forest products 4.18
Diversified financials 4.14
Diversified telecommunication services 4.06
Other industries 42.05
Bonds & notes .87
Cash & equivalents 12.82
[end chart]



Capital World Growth and Income Fund
Investment Portfolio, November 30, 2001

                                                                                          Shares/
                                                                                        Principal        Market  Percent
                                                                                           Amount         Value   of Net
Equity Securities                                                                                    (Millions)   Assets

Banks  -  7.81%
Lloyds TSB Group PLC (United Kingdom)                                                    8,781,000      $90.312     .85%
Washington Mutual, Inc. (USA)                                                            2,850,000        89.148      .84
ABN AMRO Holding NV (Netherlands)                                                        4,085,606        66.375      .63
Westpac Banking Corp. (Australia)                                                        7,217,400        56.138      .53
Bank of America Corp. (USA)                                                                700,000        42.966      .41
Allied Irish Banks, PLC (Ireland)                                                        3,800,000        39.524      .37
Toronto-Dominion Bank (Canada)                                                           1,544,700        38.848      .37
National Australia Bank Ltd. (Australia)                                                 2,186,303        35.966      .34
Hang Seng Bank Ltd. (Hong Kong)                                                          3,300,000        35.757      .34
Bank of Nova Scotia (Canada)                                                             1,128,400        35.147      .33
Wells Fargo & Co. (USA)                                                                    800,000        34.240      .32
Australia and New Zealand Banking Group Ltd. (Australia)                                 3,879,436        33.961      .32
HBOS PLC (formerly Bank of Scotland) (United Kingdom)                                    2,241,371        26.341      .25
Societe Generale (France)                                                                  465,700        25.344      .24
Wachovia Corp. (merger of First Union Corp.                                                724,000        22.408      .21
 and Wachovia Corp.) (USA)
Unibanco-Uniao de Bancos Brasileiros SA, units (GDR) (Brazil)                            1,000,000        19.800      .19
Bank of Ireland (Ireland)                                                                2,050,000        18.386      .17
IndyMac Bancorp, Inc. (USA)(1)                                                             800,000        18.152      .17
Royal Bank of Canada (Canada)                                                              518,400        16.236      .15
HSBC Holdings PLC (United Kingdom)                                                       1,135,653        13.722      .13
Sumitomo Mitsui Banking Corp. (Japan)                                                    2,486,000        13.522      .13
Bank of the Philippine Islands (Philippines)                                            13,240,400        13.151      .12
Asahi Bank, Ltd. (Japan)                                                                16,200,000        12.757      .12
Bank Hapoalim Ltd. (Israel)                                                              4,755,000         9.726      .09
Bank of Montreal (Canada)                                                                  373,500         8.208      .08
Skandinaviska Enskilda Banken AB, Class A (Sweden)                                         800,000         7.059      .07
Sanwa International Finance (Bermuda) Trust, 1.25%                                     849,000,000         3.705      .04
 preferred units 2005 (Japan)



Tobacco  -  7.37%
Philip Morris Companies Inc. (USA)                                                       9,375,000       442.219     4.18
R.J. Reynolds Tobacco Holdings, Inc. (USA)                                               1,975,000       113.306     1.07
Imperial Tobacco Ltd. (United Kingdom)                                                   8,940,295       105.704     1.00
Gallaher Group PLC (United Kingdom)                                                     10,366,107        65.859      .62
Swedish Match AB (Sweden)                                                                9,001,100        45.205      .43
UST Inc. (USA)                                                                             200,000         7.180      .07


Pharmaceuticals  -  6.60%
AstraZeneca PLC (United Kingdom)                                                         4,214,483       187.395     1.77
Elan Corp., PLC (ADR) (Ireland) (1)                                                      3,055,500       135.114
Elan Finance Corp. 0% convertible debentures 2018 (2)                                 $29,000,000         20.268     1.47
Eli Lilly and Co. (USA)                                                                    950,000        78.536      .74
Shionogi & Co., Ltd. (Japan)                                                             4,141,000        71.101      .67
Pfizer Inc (USA)                                                                         1,614,000        69.902      .66
Forest Laboratories, Inc. (USA) (1)                                                        797,200        56.442      .53
Novo Nordisk A/S, Class B (Denmark)                                                      1,175,000        45.669      .43
Pharmacia Corp. (USA)                                                                      525,000        23.310      .22
Sanofi-Synthelabo (France)                                                                 175,000        12.124      .11


Insurance  -  5.76%
Berkshire Hathaway Inc., Class A (USA) (1)                                                   1,194        83.580      .79
Allstate Corp. (USA)                                                                     2,200,000        75.328      .71
American International Group, Inc. (USA)                                                   750,000        61.800      .58
EULER (France)                                                                           1,370,000        54.570      .52
QBE Insurance Group Ltd. (Australia)                                                    13,008,779        48.103      .46
Munchener Ruckversicherungs-Gesellschaft AG(Germany)                                       175,000        47.228      .45
Mitsui Sumitomo Insurance Co., Ltd.(formerly                                             8,664,000        43.116      .41
 Mitsui Marine & Fire Insurance Co.) (Japan)
Swiss Re American Holding Corp. 3.25% convertible                                     $37,340,000         37.105      .35
 debentures 2021 (China) (2)
Yasuda Fire and Marine Insurance Co., Ltd. (Japan)                                       6,000,000        36.824      .35
XL Capital Ltd., Class A (USA)                                                             320,400        29.791      .28
Mercury General Corp. (USA)                                                                650,000        28.437      .27
Clarica Life Insurance Co. (Canada)                                                        480,000        14.792      .14
NIPPONKOA Insurance Co., Ltd. (Japan)                                                    3,725,000        12.731      .12
Aioi Insurance Co. Ltd. (Japan)                                                          5,561,000        11.783      .11
Nichido Fire and Marine Insurance Co., Ltd. (Japan)                                      2,241,000        11.680      .11
Aon Corp. (USA)                                                                            320,000        11.466      .11


Oil & Gas  -  4.34%
Shell Canada Ltd., Class A (Canada)                                                      5,396,100       140.926     1.33
Petroleo Brasileiro SA - Petrobras (ADR) (Brazil)                                        2,750,000        55.687
Petroleo Brasileiro SA - Petrobras, preferred                                            1,140,000        22.971      .74
 nominative (ADR)
Royal Dutch Petroleum Co. (New York registered)                                            460,000        22.236
 (Netherlands)
Royal Dutch Petroleum Co.                                                                  440,000        21.268      .57
"Shell" Transport and Trading Co., PLC                                                     400,000        16.660
 (New York registered) (United Kingdom)
ENI SpA (Italy)                                                                          4,000,000        46.753      .44
Imperial Oil Ltd. (Canada)                                                               1,500,000        39.825      .38
Petro-Canada (Canada)                                                                    1,000,000        24.138      .23
Husky Energy Inc. (Canada)                                                               2,000,000        21.181      .20
Sasol Ltd. (South Africa)                                                                2,189,100        18.048      .17
Unocal Corp. (USA)                                                                         320,000        10.525      .10
Pengrowth Energy Trust (Canada)                                                          1,138,975        10.149      .10
Canadian Oil Sands Trust (Canada)                                                          270,000         6.440      .06
Castrol India Ltd. (India)                                                                 515,557         2.032      .02


Paper & Forest Products  -  4.18%
Norske Skogindustrier ASA, Class A (Norway)                                              6,145,000       106.738     1.01
Georgia-Pacific Corp., Georgia-Pacific Group (USA)                                       1,998,300        64.065      .61
Sappi Ltd. (South Africa)                                                                4,072,700        42.663      .40
Kimberly-Clark de Mexico, SA de CV,                                                     13,251,100        36.482      .35
 Class A (Mexico)
Metsa-Serla Oyj 4.375% convertible                                                    $30,000,000         28.800
 debentures 2002 (Finland) (2)
M-real Oyj, Class B                                                                        975,000         6.109      .33
Stora Enso Oyj (ADR)(Finland)                                                            2,715,750        34.354      .33
Plum Creek Timber Co., Inc.(formerly                                                     1,027,500        29.150      .28
 Georgia-Pacific Corp., Timber Group) (USA)
UPM-Kymmene Corp. (Finland)                                                                861,000        29.093      .28
Bowater Inc. (USA)                                                                         500,000        24.045      .23
International Paper Co. (USA)                                                              600,000        23.970      .23
Holmen AB, Class B (Sweden)                                                                620,000        13.881      .13


Diversified Financials  -  4.14%
ING Groep NV (Netherlands)                                                               5,506,386       143.920     1.36
J.P. Morgan Chase & Co.  (USA)                                                           1,800,000        67.896      .64
Housing Development Finance Corp. Ltd. (India)                                           2,057,516        29.685
Housing Development Finance Corp. Ltd.   (2)                                               470,000         6.781      .35
Household International, Inc. (USA)                                                        600,000        35.394      .33
Wharf (Holdings) Ltd. (Hong Kong)                                                       15,000,000        32.314      .31
Freddie Mac (USA)                                                                          430,000        28.453      .27
Hong Kong Exchanges and Clearing Ltd. (Hong Kong)                                       17,526,000        25.170      .24
Swire Pacific Ltd., Class A (Hong Kong)                                                  4,500,000        21.870      .21
Citigroup Inc. (USA)                                                                       440,040        21.078      .20
Shohkoh Fund & Co., Ltd. (Japan)                                                           167,380        18.167      .17
ICICI Ltd. (ADR) (India)                                                                   475,600         2.858
ICICI Ltd.                                                                               2,000,000         2.112      .05
Providian Financial Corp. (USA)                                                            280,000          .748      .01


Diversified Telecommunication Services  -  4.06%
Telefonos de Mexico, SA de CV, Class L                                                   1,996,600        66.906
 (ADR) (Mexico)
Telefonos de Mexico, SA de CV 4.25%                                                    $9,220,000         11.522      .74
 convertible debentures 2004
Telekom Austria AG (Austria) (1)                                                         8,531,000        71.398      .68
Hellenic Telecommunications Organization                                                 4,200,000        71.203      .67
 SA (Greece)
Swisscom AG (Switzerland)                                                                  177,990        48.562      .46
AT&T Corp. (USA)                                                                         2,500,000        43.725      .41
SBC Communications Inc. (USA)                                                              800,000        29.904      .28
WorldCom, Inc.-MCI Group (USA)                                                           1,720,000        22.549      .21
Telecom Italia SpA, nonvoting savings                                                    3,492,100        17.701      .17
 shares (Italy)
Sprint FON Group (USA)                                                                     500,000        10.895      .10
Telefonica, SA  (Spain) (1)                                                                700,000         9.455      .09
Qwest Communications International Inc. (USA)                                              754,848         8.983      .09
Korea Telecom Corp. (South Korea)                                                          170,730         7.178      .07
Williams Communications Group, Inc. (USA) (1)                                            1,754,867         4.282      .04
Telecom Argentina STET-France Telecom SA,                                                  500,000         3.000      .03
 Class B (ADR) (Argentina)
Philippine Long Distance Telephone Co.                                                     237,500         1.871      .02
 (ADR) (Philippines)


Electric Utilities  -  3.76%
Scottish Power PLC (United Kingdom)                                                     18,172,600       101.606      .96
Northeast Utilities (USA)                                                                3,047,900        53.033      .50
National Grid Group PLC (United Kingdom)                                                 7,700,000        48.591      .46
Edison International (USA) (1)                                                           1,810,000        27.331      .26
PowerGen PLC (United Kingdom)                                                            2,304,800        24.345      .23
Southern Co. (USA)                                                                       1,000,000        22.750      .22
TXU Corp. (USA)                                                                            487,800        22.000      .21
Duke Energy Corp. (USA)                                                                    600,000        21.690      .21
Dominion Resources, Inc. 9.50% PIES convertible                                            365,400        21.412      .20
 preferred 2004 (USA)
Korea Deposit Insurance Corp. 2.25% convertible                                       $17,700,000         19.890      .19
 debentures 2005 (South Korea) (2)
Calpine Corp. (USA) (1)                                                                    660,000        14.230      .13
Niagara Mowhawk Holdings, Inc. (USA) (1)                                                   750,000        13.305      .13
Scottish and Southern Energy PLC (United Kingdom)                                          725,000         6.357      .06


Real Estate -  3.16%
Hongkong Land Holdings Ltd. (Singapore registered)                                      31,722,700        54.880      .52
Amoy Properties Ltd. (Hong Kong)                                                        47,950,000        48.574      .46
Sun Hung Kai Properties Ltd. (Hong Kong)                                                 5,310,000        39.152      .37
Japan Real Estate Investment Corp. (Japan) (1)                                               6,600        28.933      .27
Unibail (France)                                                                           490,900        25.134
Unibail, warrants, expire 2004  (1)                                                        116,300         1.020      .25
Hysan Development Co. Ltd. (Hong Kong)                                                  26,372,630        24.180      .23
Office Building Fund of Japan, Inc. (Japan) (1)                                              4,620        20.403      .19
Great Eagle Holdings Ltd. (Hong Kong)                                                   18,542,000        19.853      .19
Kimco Realty Corp. (USA)                                                                   350,000        17.360      .16
Kerry Properties Ltd. (Hong Kong)                                                       18,422,500        16.772      .16
Land Securities PLC (United Kingdom)                                                     1,200,000        13.675      .13
Security Capital Global Realty (Luxembourg)                                                450,000         8.280      .08
 (1) (2) (3)
Henderson Investment Ltd. (Hong Kong)                                                   10,000,000         7.950      .08
SM Prime Holdings, Inc. (Philippines)                                                   52,885,000         6.426      .06
HKR International Ltd. (Hong Kong)                                                       4,824,800         1.284      .01


Metals & Mining -  2.53%
Phelps Dodge Corp. (USA)                                                                 1,500,000        53.745      .51
Freeport-McMoRan Copper & Gold Inc.,                                                     3,569,800        47.657      .45
 Class B (USA) (1)
BHP Billiton Ltd. (formerly BHP Ltd.)                                                    4,454,282        23.298
 (Australia)
BHP Billiton PLC (formerly Billiton PLC)                                                 3,000,000        14.402      .36
 (United Kingdom)
Gencor Ltd. (South Africa)                                                               8,000,000        28.516      .27
WMC Ltd. (Australia)                                                                     5,143,900        25.289      .24
Cia. Vale do Rio Doce (Brazil)                                                           1,037,000        21.954      .21
Gold Fields Ltd. (South Africa)                                                          3,579,349        16.387      .16
Homestake Mining Co. (USA)                                                               1,304,000        10.328      .10
Barrick Gold Corp. (Canada)                                                                640,000         9.683      .09
Usinor 3.875% convertible preferred 2005 (France)                                          410,000         7.266      .07
Newcrest Mining Ltd. (Australia)                                                         3,866,313         7.209      .07


Semiconductor Equipment & Products -  2.50%
Samsung Electronics Co., Ltd. (South Korea)                                                335,000        57.823      .55
Agere Systems Inc., Class A (USA) (1)                                                    6,465,156        33.360      .32
Taiwan Semiconductor Manufacturing Co.                                                  15,640,000        33.218      .31
 Ltd. (Taiwan) (1)
Rohm Co., Ltd. (Japan)                                                                     240,000        32.616      .31
ASML Holding NV (formerly ASM Lithography                                                  700,000        12.343
 Holding NV) (Netherlands) (1)
ASML Holding NV (New York registered)                                                      250,000         4.352
 (Netherlands) (1)
ASM Lithography 5.75% convertible                                                      $7,800,000          9.467      .25
 debentures 2006 (2)
Micron Technology, Inc. (USA) (1)                                                          800,000        21.728      .21
KLA-Tencor Corp. (USA) (1)                                                                 400,000        20.092      .19
Altera Corp. (USA) (1)                                                                     481,600        10.961      .10
ASE Test Ltd. (Taiwan) (1)                                                                 779,400         8.184      .08
Texas Instruments Inc. (USA)                                                               250,000         8.012      .08
Zarlink Semiconductor Inc. (formerly                                                       600,000         5.801      .05
 Mitel Corp.) (Canada) (1)
Advanced Micro Devices, Inc. (USA) (1)                                                     278,400         3.775      .04
Pro Mos Technologies Inc. 0%  convertible                                              $1,370,000          1.027      .01
 debentures 2006 (Taiwan) (2)
ASM Pacific Technology Ltd. (Hong Kong)                                                    190,000          .341      .00


Wireless Telecommunication Services -  2.19%
Vodafone Group PLC (United Kingdom)                                                     36,254,642        92.961      .88
America Movil SA de CV (ADR) (Mexico)                                                    2,499,600        43.368      .41
NTT DoCoMo, Inc. (Japan)                                                                     2,366        30.924      .29
China Unicom Ltd. (China) (1)                                                           21,268,000        24.272      .23
Nextel Communications, Inc., Series D, 13.00%                                               23,887        13.377      .13
 exchangeable preferred 2009 (USA) (1)  (4)
AT&T Wireless Services, Inc. (USA) (1)                                                     804,500        11.239      .11
Panafon Hellenic Telecommunications Co. SA (Greece)                                      1,537,530         7.790      .07
KDDI Corp. (Japan)                                                                           3,000         7.526      .07


Food Products -  2.17%
Nestle SA (Switzerland)                                                                    335,000        69.265      .66
Orkla AS, Class A (Norway)                                                               2,985,714        49.185      .47
Nissin Food Products Co., Ltd. (Japan)                                                   1,809,600        39.077      .37
Koninklijke Numico NV (Netherlands)                                                        940,200        22.234      .21
H.J. Heinz Co. (USA)                                                                       580,000        22.110      .21
Unilever PLC (United Kingdom)                                                            2,100,000        16.947      .16
Groupe Danone (France)                                                                      80,000         9.245      .09


Electronic Equipment & Instruments -  1.94%
Samsung SDI Co., Ltd. (South Korea)                                                      2,318,080       106.452     1.01
Solectron Corp., 0% LYON convertible                                                  $62,000,000         32.246      .31
 notes 2020 (USA)
Hoya Corp. (Japan)                                                                         430,000        28.276      .27
Orbotech Ltd. (Israel) (1)                                                               1,035,500        26.105      .25
Murata Manufacturing Co., Ltd. (Japan)                                                     144,000         9.738      .09
Kyoden Co., Ltd. (Japan)                                                                   200,000          .555      .01


Media -  1.92%
AOL Time Warner Inc. (USA) (1)                                                           1,440,000        50.256      .48
KirchPayTV GmbH & Co. KGaA, non-voting                                                   1,438,728        27.343      .26
 (Germany) (1) (2) (3)
Viacom Inc., Class B (USA) (1)                                                             575,000        25.099      .24
Clear Channel Communications, Inc. (USA) (1)                                               431,445        20.161      .19
SCMP Group Ltd. (Hong Kong)                                                             34,411,000        18.091      .17
Vivendi Universal  (France)                                                                237,424        12.145
Vivendi Universal (ADR)                                                                     97,120         4.919      .16
News Corp. Ltd., preferred (Australia)                                                   2,415,413        15.788      .15
Telewest Communications PLC (United Kingdom) (1)                                        13,868,000        12.742      .12
Mediaset SpA (Italy)                                                                     1,200,000         8.952      .08
Village Roadshow Ltd., Class A, 5.50%                                                    6,467,813         5.645
 preferred (Australia)
Village Roadshow Ltd., Class A,                                                            671,512          .586
 preferred 5.50%  (2)
Village Roadshow Ltd.                                                                      600,000          .612      .06
United Pan-Europe Communications NV,                                                           100          .899
 convertible preferred (Netherlands) (1)(2)(4)
United Pan-Europe Communications NV (1)                                                    570,000          .255
United Pan-Europe Communications NV,                                                        48,556          .000      .01
 warrants, expire 2007 (1) (3)
UnitedGlobalCom, Inc., Class A (USA) (1)                                                   200,000          .280      .00


Computers & Peripherals  -  1.82%
Sun Microsystems, Inc. (USA) (1)                                                         5,750,000        81.880      .77
Compaq Computer Corp. (USA)                                                              4,500,000        45.675      .43
Dell Computer Corp. (USA) (1)                                                            1,409,050        39.355      .37
Gemplus International SA (France) (1)                                                    5,230,381        14.747      .14
Hewlett-Packard Co. (USA)                                                                  512,500        11.270      .11


Specialty Retail -  1.81%
Lowe's Companies, Inc. (USA)                                                             2,000,000        90.620      .86
Dixons Group PLC (United Kingdom)                                                       20,406,157        70.927      .67
Limited Inc. (USA)                                                                       1,836,900        25.570      .24
Kingfisher PLC (United Kingdom)                                                            737,991         4.205      .04


Communications Equipment -  1.30%
Nokia Corp., Class A (Finland)                                                           1,785,000        41.701
Nokia Corp., Class A (ADR)                                                                 750,000        17.257      .56
Corning Inc., 3.50% convertible                                                       $15,235,000         18.089
 debentures 2008 (USA)
Corning Inc.                                                                               800,000         7.544      .24
Telefonaktiebolaget LM Ericsson, Class B (Sweden)                                        4,400,000        24.369      .23
Juniper Networks, Inc. 4.75% convertible                                              $21,300,000         15.704      .15
 subordinated notes 2007 (USA)
Crown Castle International Corp. 6.25%                                                     254,100         6.622
 convertible preferred 2012 (USA) (1)
Crown Castle International Corp. 12.75%                                                      7,060         5.507
 exchangeable preferred 2010 (1) (4)
Crown Castle International Corp. (1)                                                        39,174          .427      .12


Beverages -  1.18%
Foster's Group Ltd. (formerly Foster's                                                  27,253,069        69.548      .66
 Brewing Group Ltd.) (Australia)
Lion Nathan Ltd. (New Zealand)                                                          13,329,900        30.743      .29
Fomento Economico Mexicano, SA de CV (ADR) (Mexico)                                        500,000        17.020      .16
Coca-Cola West Japan Co. Ltd. (Japan)                                                      220,000         4.385      .04
Coca-Cola HBC SA  (Greece)                                                                 211,196         3.092      .03


Aerospace & Defense -  1.12%
Lockheed Martin Corp. (USA)                                                              1,750,000        81.287      .77
RC Trust I, 8.25% convertible preferred                                                    380,000        21.546      .20
 units 2006 (USA)
Bombardier Inc., Class B (Canada)                                                        1,500,000        13.357      .13
Honeywell International Inc. (USA)                                                          66,700         2.210      .02


Road & Rail -  1.07%
CSX Corp. (USA)                                                                          2,500,000        93.500      .88
Norfolk Southern Corp. (USA)                                                             1,030,000        19.972      .19


Chemicals -  1.03%
Dow Chemical Co. (USA)                                                                   1,325,000        49.688      .47
DSM NV (Netherlands)                                                                       834,828        29.741      .28
Lyondell Petrochemical Co. (USA)                                                         2,055,500        29.188      .28


Machinery -  1.00%
PACCAR Inc (USA)                                                                           455,000        27.691      .26
IHC Caland NV (Netherlands)                                                                521,418        23.383      .22
THK Co., Ltd. (Japan)                                                                    1,440,000        22.457      .21
Asahi Diamond Industrial Co., Ltd. (Japan)  (5)                                          3,950,000        17.060      .16
AIDA Engineering, Ltd. (Japan)                                                           4,065,000        11.452      .11
Volvo AB, Class B (Sweden)                                                                 232,700         3.681      .03
Scania AB, Class B (Sweden)                                                                 62,775         1.131      .01


Gas Utilities -  0.96%
Gas Natural SDG SA (Spain)                                                               1,919,500        33.641      .32
Tokyo Gas Co., Ltd. (Japan)                                                             11,550,000        31.505      .30
NiSource Inc. (USA)                                                                      1,389,684        29.044
NiSource Inc. 0% convertible preferred 2004 (1)                                             97,689          .204      .28
NICOR Inc. (USA)                                                                           175,000         6.820      .06


Automobiles -  0.90%
Volkswagen N/V VZG (Germany)                                                               882,200        26.138      .25
General Motors Corp. (USA)                                                                 500,000        24.850      .24
Suzuki Motor Corp. (Japan)                                                               2,100,000        21.549      .20
DaimlerChrysler AG (New York registered) (Germany)                                         310,000        13.017      .12
Honda Motor Co., Ltd. (Japan)                                                              250,000         9.478      .09


Industrial Conglomerates -  0.84%
Norsk Hydro AS (Norway)                                                                  1,150,000        44.590      .42
JG Summit Holdings, Inc. 3.50% convertible                                            $26,000,000         23.270      .22
 debentures 2003 (Philippines)
General Electric Co. (USA)                                                                 450,000        17.325      .16
Smiths Group PLC (United Kingdom)                                                          491,280         4.619      .04


Electrical Equipment - 0.84%
Schneider SA (France)                                                                    1,235,000        56.488      .53
Hubbell Inc., Class B (USA)                                                              1,000,000        27.230      .26
Elektrim SA 3.75% convertible debentures                                            Euro6,286,000          5.458      .05
 2004 (Poland)


Office Electronics -  0.84%
Xerox Corp. (USA) (1)                                                                    7,030,500        59.056
Xerox Capital Trust II, 7.50% convertible                                                  500,000        29.750      .84
 preferred 2021 (1) (2)


Multi-Utilities -  0.75%
Williams Companies, Inc. (USA)                                                           2,787,300        74.477      .70
United Utilities PLC (United Kingdom)                                                      630,000         5.681      .05


Hotels, Restaurants & Leisure -  0.70%
J D Wetherspoon PLC (United Kingdom)                                                     4,700,000        25.253      .24
Carnival Corp. (USA)                                                                       700,000        18.277      .17
Millennium & Copthorne Hotels PLC (United Kingdom)                                       4,290,000        16.614      .16
Aristocrat Leisure Ltd. (Australia)                                                      3,634,200        12.202
Aristocrat Leisure Ltd. 5.00% convertible                                              $2,000,000          2.048      .13
 debentures 2006 (2)


Health Care Providers & Services -  0.61%
Fresenius Medical Care AG preferred (Germany)                                            1,120,000        52.131      .49
Omnicare, Inc. (USA)                                                                       600,000        12.828      .12


Airlines -  0.61%
British Airways PLC (United Kingdom)                                                    10,800,000        31.308      .30
Deutsche Lufthansa AG (Germany)                                                          1,350,000        17.703      .17
Qantas Airways Ltd. (Australia)                                                          7,300,000        14.827      .14


Containers & Packaging -  0.58%
Smurfit-Stone Container Corp. (USA) (1)                                                  1,974,200        31.765      .30
Sonoco Products Co. (USA)                                                                1,200,000        29.532      .28


Household Durables -  0.57%
Nintendo Co., Ltd. (Japan)                                                                 157,500        27.171      .26
Sony Corp. (Japan)                                                                         435,400        20.536      .19
Newell Rubbermaid Inc. (USA)                                                               500,000        12.825      .12


Commercial Services & Supplies - 0.50%
Hays PLC (United Kingdom)                                                                9,041,275        26.145      .25
Michael Page International PLC (United Kingdom)                                          7,029,450        16.873      .16
Robert Half International Inc. (USA) (1)                                                   360,000         9.702      .09
Chubb PLC (United Kingdom)                                                                  73,800          .160      .00


Food & Drug Retailing -  0.48%
Loblaw Companies Ltd. (Canada)                                                             630,000        20.737      .20
Somerfield PLC (United Kingdom) (1)                                                     10,000,000        12.678      .12
Woolworths Ltd. (Australia)                                                              2,010,000        11.609      .11
George Weston Ltd. (Canada)                                                                 83,300         5.457      .05
Safeway PLC (United Kingdom)                                                                97,800          .427      .00


Software -  0.37%
Macromedia, Inc. (USA) (1)                                                                 900,000        19.980      .19
Microsoft Corp. (USA) (1)                                                                  300,000        19.263      .18


Other -  1.66%
Li & Fung Ltd. (Hong Kong)                                                              25,413,000        28.351      .27
Grupo Ferrovial, SA (Spain)                                                              1,130,000        20.593      .19
Infosys Technologies Ltd. (India)                                                          235,000        19.107      .18
United Parcel Service, Inc., Class B (USA)                                                 300,000        16.866      .16
Becton, Dickinson and Co. (USA)                                                            450,000        15.242      .14
BPB PLC (United Kingdom)                                                                 3,607,900        14.776      .14
American Water Works Co., Inc. (USA)                                                       300,000        12.375      .12
Autoliv, Inc. (USA)                                                                        638,100        11.860      .11
Fluor Corp. (USA)                                                                          257,900         9.762      .09
Schlumberger Ltd. (USA)                                                                    182,000         8.738      .08
Essilor (France)                                                                           227,330         6.654      .06
Nippon Sheet Glass Co., Ltd. (Japan)                                                       880,000         3.779      .04
Tostem Inax Holding Corp. (Japan)                                                          252,300         3.416      .03
Applera Corp. - Applied Biosystems Group (USA)                                             100,000         3.310      .03
Zhejiang Expressway Co. Ltd., Class H (China)                                            9,039,300         2.168      .02
TI Automotive Ltd., Class A (United                                                      1,068,000          .000      .00
 Kingdom) (1) (3)


Miscellaneous  -  0.34%
Other equity securities in initial                                                                        35.400      .34
 period of acquisition
Total Equity Securities (cost: $7,850.638 million)                                                     9,122.490    86.31




                                                                                        Principal        Market  Percent
                                                                                           Amount         Value   of Net
Bonds & Notes                                                                          (Millions)    (Millions)   Assets

Media -  0.40%
TeleWest PLC 11.00% 2007                                                                  $31.493       $24.564       .23
Charter Communications Holdings,                                                            19.000        12.920      .12
 LLC 0%/13.50% 2011 (6)
NTL Inc. 11.50% 2006                                                                        14.000         4.900      .05


Communications Equipment -  0.21%
Crown Castle International Corp.                                                            30.000        20.025      .19
 0%/10.375% 2011 (6)
SBA Communications Corp. 0%/12.00% 2008 (6)                                                  2.825         2.119      .02


Wireless Telecommunication Services - 0.13%
Nextel Communications, Inc. 0%/9.95% 2008 (6)                                               18.000        13.230      .13
Nextel Partners, Inc. 0%/14.00% 2009 (6)                                                      .375          .251      .00


Health Care Providers & Services -  0.09%
HCA - The Healthcare Co. 8.75% 2010                                                          9.000         9.900      .09


Other -  0.04%
Williams Communications Group, Inc. 11.875% 2010                                             5.000         2.325      .02
Container Corp. of America 9.75% 2003                                                        1.000         1.030      .01
Indah Kiat Finance Mauritius Ltd. 10.00% 2007 (7)                                            3.050          .572
Indah Kiat International Finance Co.                                                          .550          .150      .01
 BV 12.50% 2006 (7)
APP International Finance Co. BV 11.75% 2005 (7)                                             1.150          .305      .00



Total Bonds & Notes (cost: $96.794 million)                                                               92.291      .87


Short-Term Securities

Corporate Short-Term Notes  -  7.39%
Asset Securitization Corp. 1.95%-2.32%                                                     74.500         74.354      .70
 due 12/14/2001-1/28/2002 (2)
STADSHYPOTEK (Delaware) Inc. 2.28%-2.30%                                                   67.100         67.013      .63
 due 12/10/2001- 1/18/2002 (2)
Park Avenue Receivables Corp. 2.22%                                                         30.000        29.994
 due 12/3/2001 (2)
J.P. Morgan Chase & Co. 1.94%-2.48%                                                        29.000         28.948      .56
 due 12/3/2001-1/18/2002
Rio Tinto America, Inc. 2.03%-2.23%                                                        56.641         56.494      .53
 due 12/6/2001-2/15/2002 (2)
Corporate Asset Funding Co. Inc. 1.98%-2.33%                                               55.000         54.841      .52
 due 1/4-2/15/2002 (2)
Abbey National North America 2.185%                                                         50.000        49.991      .47
 due 12/3/2001
CBA (Delaware) Finance Inc. 2.00%-2.08%                                                    50.000         49.818      .47
 due 2/1-2/15/2002
Westdeutsche Landesbank Girozentrale 2.05%                                                 47.400         47.249      .45
 due 1/16-2/4/2002
Bayerische Hypo- und Vereinsbank AG 2.31%                                                   40.000        39.974      .38
 due 12/10/2001
Bank of Nova Scotia 1.96% due 1/14/2002                                                     31.000        30.924      .29
CIT Group, Inc. 2.47% due 12/14/2001                                                        30.400        30.371      .29
GE Financial Assurance Holdings Inc. 2.35%                                                  28.200        28.174      .27
 due 12/14/2001 (2)
Three Rivers Funding Corp. 2.20% due 12/3/2001 (2)                                          25.282        25.277      .24
Toyota Motor Credit Corp. 2.24% due 12/7/2001 (2)                                           25.000        24.989      .24
Procter & Gamble Co. 2.22% due 12/14/2001                                                   25.000        24.978      .24
SBC Communications Inc. 1.95%-2.37%                                                        25.000         24.889      .23
 due 1/11-3/7/2002 (2)
KfW International Finance Inc. 2.00%-2.10%                                                 22.000         21.909      .21
 due 1/30-3/14/2002
American Express Credit Corp. 2.00% due 12/11/2001                                          20.000        19.988      .19
Reseau Ferre de France 1.94% due 1/14/2002                                                  20.000        19.951      .19
Westpac Trust Securities NZ Ltd. 2.30% due 1/10/2002                                        20.000        19.948      .19
Toronto Dominion Holdings Inc. 1.94% due 2/12/2002                                          11.200        11.155      .10


Federal Agency Discount Notes  -  6.04%
Fannie Mae 1.81%-3.79% due 12/4/2001-4/25/2002                                            390.650        389.541     3.69
Federal Home Loan Banks 1.845%-3.54%                                                      125.625        125.280     1.18
 due 12/19/2001-3/1/2002
Freddie Mac 2.19%-3.85% due 12/21/2001-2/27/2002                                           123.60        123.247     1.17


Non-U.S. Currency  -  0.05%
Taiwanese Dollar                                                                       NT$178.815          5.203      .05



Total Short-Term Securities (cost: $1,425.213 million)                                                 1,424.500    13.48


Total Investment Securities (cost: $9,372.645 million)                                                10,639.281   100.66
Excess of payables over cash and receivables                                                              69.480      .66

Net Assets                                                                                           $10,569.801  100.00%

(1) Non-income-producing security.
(2) Purchased in a private placement transaction;
    resale may be limited to qualified institutional buyers; resale to public may require registration.
(3) Valued under procedures established
    by the Board of Directors.
(4) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(5) The funds owns 5.41% of the outstanding voting securities of Asahi Diamond, and thus is considered an affiliate as defined in the Investment
    Company Act of 1940.
(6) Step bond; coupon rate will increase at a later date.
(7) Company not making interest (or dividend) payments;
    bankruptcy proceedings pending.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

See Notes to Financial Statements

Equity securities added to the portfolio                      Equity securities eliminated from the
since May 31, 2001                                            portfolio since May 31, 2001

Allied Irish Banks                                                                  Air New Zealand
American International Group                                                           AMB Property
AT&T Wireless Services                                                            AMCV Capital Trust
Autoliv                                                                                 Asahi Glass
Bank of Ireland                                                                                 BCE
Bank of Montreal                                                    Bell Atlantic Financial Services
Becton, Dickinson                                                                   Bergen Brunswig
Canadian Oil Sands Trust                                                      Brookfield Properties
China Unicom                                                                China Merchants Holdings
Cia. Vale do Rio Doce                                                                   China Mobile
ENI SpA                                                                   China Petroleum & Chemical
Gas Natural                                                                                     CMG
General Motors                                                                     Coca-Cola Amatil
Grupo Ferrovial                                                       Commonwealth Bank of Australia
Hellenic Telecommunication Organization                                          Compal Electronics
HSBC Holdings                                                                           Corus Group
Husky Energy                                                                      Crown Cork & Seal
Imperial Oil                                                                                    Dana
Japan Real Estate Investment                                                         Dollar General
Juniper Networks                                                                              Elior
Kimco Realty                                                                                    ERG
KLA-Tencor                                                               Fairfax Financial Holdings
Koninklijke Numico                                                              Fuji Machine Mfg Co
Land Securities                                                            Grupo Financiero Galicia
Li & Fung                                                                                   Hitachi
Lyondell Petrochemical                                                   Hon Hai Precision Industry
Munchener Ruckversicherungs                                                          Hutchison Delta
Nissin Food Products                                                                iXL Enterprises
Office Building Fund of Japan                                                      KGHM Polska Miedz
Orbetech                                                                                     Kinden
Panafon Hellenic Telecommunications                                          Macronix International
Phelps Dodge                                                                                Marconi
Providian Financial                                                                        Marubeni
Sanofi-Synthilabo                                               Matsushita Communication Industrial
Scania                                                                              Mizuho Holdings
Schneider                                                                                  Mobistar
SCMP Group                                                                            Mosel Vitelic
Societe Generale                                                               New World China Land
Solectron                                                                      New World Development
Sun Microsystems                                                     Nippon Telegraph and Telephone
Swiss Re America                                                                    Normandy Mining
Swisscom                                                                           Nortel Inversora
Telekom Austria                                                                              OM AB
TI Automotive                                                                         Omnicom Group
Volkswagen                                                                                     ORIX
Volvo                                                                            PartnerRe Holdings
WMC                                                                                         PLIVA DD
Xerox Capital Trust                                                                 Portugal Telecom
                                                                                           Radio One
                                                                                 Research In Motion
                                                                                       Rhone-Poulenc
                                                                                           Sara Lee
                                                                                       Seikoh Giken
                                                                                Siam Commercial Bank
                                                                                              Sotec
                                                                                             TDC A/S
                                                                                             TELECEL
                                                                        Telecom Corp of New Zealand
                                                                                            Telstra
                                                                                              TELUS
                                                                                      TOTAL FINA ELF
                                                                                                TOTO
                                                                                        UFJ Holdings
                                                                                          Uni-Charm
                                                                                        Walt Disney
                                                                           Zurich Financial Services

CAPITAL WORLD GROWTH AND INCOME FUND, INC.
Financial statements

Statement of assets and liabilities
at November 30, 2001                                                    (dollars in        millions)

Assets:
 Investment securities at market
  (cost: $9,372.645)                                                                     $10,639.281
 Cash                                                                                           .301
 Receivables for -
  Sales of investments                                                       $2.145
  Sales of fund's shares                                                     15.472
  Dividends and interest                                                     24.188
  Other                                                                        .177           41.982
                                                                                          10,681.564
Liabilities:
 Payables for -
  Purchases of investments                                                   89.329
  Repurchases of fund's shares                                               11.568
  Management services                                                         3.600
  Other expenses                                                              7.266          111.763
Net assets at November 30, 2001                                                          $10,569.801

 Total authorized capital stock -
1,000,000,000 shares, $.01 par value
 Class A shares:
  Net assets                                                                             $10,345.839
  Shares outstanding                                                                     425,906,170
  Net asset value per share                                                                   $24.29
 Class B shares:
  Net assets                                                                                $126.388
  Shares outstanding                                                                       5,219,901
  Net asset value per share                                                                   $24.21
 Class C shares:
  Net assets                                                                                 $50.450
  Shares outstanding                                                                       2,086,521
  Net asset value per share                                                                   $24.18
 Class F shares:
  Net assets                                                                                 $47.124
  Shares outstanding                                                                       1,941,499
  Net asset value per share                                                                   $24.27




Statement of operations
for the year ended November 30, 2001                                    (dollars in        millions)
Investment income:
 Income:
  Dividends                                                                $209.268
  Interest                                                                  100.170         $309.438

 Expenses:
  Management services fee                                                    45.794
  Distribution expenses - Class A                                            25.702
  Distribution expenses - Class B                                              .934
  Distribution expenses - Class C                                              .170
  Distribution expenses - Class F                                              .033
  Transfer agent fee - Class A                                                8.425
  Transfer agent fee - Class B                                                 .092
  Administrative services fees - Class C                                       .054
  Administrative services fees - Class F                                       .029
  Reports to shareholders                                                      .379
  Registration statement and prospectus                                        .494
  Postage, stationery and supplies                                            1.275
  Directors' fees                                                              .131
  Auditing and legal fees                                                      .071
  Custodian fee                                                               2.457
  Taxes other than federal income tax                                          .177
  Other expenses                                                               .116           86.333
 Net investment income                                                                       223.105

Realized loss and unrealized
 depreciation on investments:
 Net realized loss                                                                          (353.004)
 Net unrealized depreciation on
  Investments                                                                                (73.210)
  Net realized loss and
   unrealized depreciation
   on investments                                                                           (426.214)
 Net decrease in net assets resulting
  from operations                                                                          $(203.109)









Statement of changes in net assets                                      (dollars in        millions)


                                                                         Year ended      November 30
                                                                                2001             2000
Operations:
 Net investment income                                                     $223.105         $230.103
 Net realized (loss) gain on investments                                   (353.004)       1,266.809
 Net unrealized depreciation
  on investments                                                            (73.210)        (868.723)
  Net (decrease) increase in net assets
   resulting from operations                                               (203.109)         628.189
Dividends and distributions paid to
 shareholders:
 Dividends from net investment income:
  Class A                                                                  (210.693)        (212.305)
  Class B                                                                    (1.124)           (.277)
  Class C                                                                     (.144)               -
  Class F                                                                     (.209)               -
 Distributions from net realized
gain on investments:
  Class A                                                                (1,187.842)        (688.963)
  Class B                                                                    (6.412)               -
   Total dividends and distributions                                     (1,406.424)        (901.545)

Capital share transactions:
 Proceeds from shares sold                                                1,624.613        1,447.182
 Proceeds from shares issued in reinvestment
  of net investment income dividends and
  distributions of net realized gain on investments                       1,333.068          855.874
 Cost of shares repurchased                                              (1,549.097)      (1,280.594)
  Net increase in net assets resulting
   from capital share transactions                                        1,408.584        1,022.462
 Total (decrease) increase in net assets                                   (200.949)         749.106

Net assets:
 Beginning of year                                                       10,770.750       10,021.644
 End of year (including
  undistributed
  net investment income: $4.285 and $32.684,
  respectively)                                                         $10,569.801      $10,770.750



See notes to financial statements

Notes to financial statements

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Capital World Growth and Income Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital growth while providing current income.

The fund offers four classes of shares as described below:

 Class A shares are sold with an initial sales charge of up to 5.75%.

Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares automatically convert to Class A shares after eight years.

Class C shares are sold without an initial sales charge but are subject to a CDSC of 1% for redemptions within one year of purchase. Class C shares automatically convert to Class F shares after ten years.

Class F shares, which are sold exclusively through fee-based programs, are sold without an initial sales charge or CDSC.
Holders of all classes of shares have equal pro rata rights to assets, dividends, liquidation and other rights. Each class has identical voting rights, except for exclusive rights to vote on matters affecting only its class. Each class of shares may have different distribution, administrative services and transfer agent fees and expenses. Differences in class-specific expenses will result in the payment of different per share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the fund's Board of Directors.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are combined with the net realized and unrealized gain or loss on investment securities for financial reporting purposes.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or when-issued basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts and original issue discounts on fixed-income securities are amortized daily over the expected life of the security. The fund does not amortize premiums on fixed-income securities.

On December 1, 2001, the fund will begin amortizing premium on fixed-income securities to conform with a recent change in generally accepted accounting principles for mutual funds. Adopting this change will not impact the fund's net asset value and will result in only immaterial changes to the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to manage its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contracts are recorded in the Statement of Assets and Liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities' values underlying these instruments. Purchases and sales of forward currency exchange contracts having the same settlement date and broker are offset and presented net in the Statement of Assets and Liabilities.

CLASS ALLOCATIONS - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net asset values. Distribution expenses, administrative services fees, certain transfer agent fees and other applicable class-specific expenses are accrued daily and charged to the respective share class.

NON-U.S. INVESTMENTS

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended November 30, 2001, non-U.S. taxes paid were $13,833,000. Realized gain of the fund derived in certain countries is subject to certain non-U.S. taxes. In addition, the fund also provides for non-U.S. taxes on unrealized gain in these countries. For the year ended November 30, 2001, non-U.S. taxes provided on unrealized gain were $365,000.

CURRENCY GAINS AND LOSSES - Net realized currency losses on dividends, interest, sales of non-U.S. bonds and notes, forward contracts, and other receivables and payables, on a book basis, were $5,856,000 for the year ended November 30, 2001.

3. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are based on net investment income and net realized gains determined on a tax basis and may differ from such amounts for financial reporting purposes. In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by the fund.

As of November 30, 2001, the cost of investment securities for federal income tax reporting purposes was $9,380,554,000. Net unrealized appreciation on investments aggregated $1,258,727,000; $1,799,029,000 related to appreciated securities and $540,302,000 related to depreciated securities. For the year ended November 30, 2001, the fund realized tax basis net capital losses of $318,878,000. In addition, the fund has deferred, for tax purposes, to fiscal year ending November 30, 2002 , the recognition of net capital losses and net losses relating to non-U.S. currency transactions totaling $28,742,000 and $353,000 respectively which were realized during the period November 1, 2001 through November 30, 2001. Net losses related to non-U.S. currency and other transactions of $5,074,000 were treated as an adjustment to ordinary income for federal income tax purposes. Other previously deferred losses of $43,000 were deducted for federal income tax purposes.

4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $45,794,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company ("CRMC") with which officers and certain Directors of the fund are affiliated.

The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on a series of rates beginning with 0.600% per annum of the first $500 million of daily net assets decreasing to 0.385% of such assets in excess of $17 billion. For the year ended November 30, 2001, the management services fee was equivalent to an annualized rate of 0.418% of average daily net assets.

DISTRIBUTION EXPENSES - The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expenses are approved in advance by the fund's Board of Directors. The plans provide for annual expenses, based on average daily net assets, of up to 0.30% for Class A shares, 1.00% for Class B and Class C shares, and up to 0.50% for Class F shares.

All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares, for paying service fees to firms that have entered into agreements with AFD for providing certain shareholder services. The balance may be used for approved distribution expenses as follows:

CLASS A SHARES - Approved categories of expense include reimbursements to AFD for commissions paid to dealers and wholesalers in respect of certain shares sold without a sales charge. Those reimbursements are permitted for amounts billed to the fund within the prior 15 months but only to the extent that the overall 0.30% annual expense limit for Class A shares is not exceeded. For the year ended November 30, 2001, aggregate distribution expenses were $25,702,000, equivalent to an annualized rate of 0.237% of average daily net assets attributable to Class A shares.

CLASS B SHARES - In addition to service fees of 0.25%, approved categories of expense include fees of 0.75% per annum of average daily net assets attributable to Class B shares payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. For the year ended November 30, 2001, aggregate distribution expenses were $934,000, equivalent to an annualized rate of 1.00% of average daily net assets attributable to Class B shares.

CLASS C SHARES - In addition to service fees of 0.25%, the Board of Directors has approved the payment of 0.75% per annum of average daily net assets attributable to Class C shares to AFD to compensate firms selling Class C shares of the fund. For the period ended November 30, 2001, aggregate distribution expenses were $170,000, equivalent to an annualized rate of 1.00% of average daily net assets attributable to Class C shares.

CLASS F SHARES - The plan has an expense limit of 0.50%. However, the Board of Directors has presently approved expenses under the plan of 0.25% per annum of average daily net assets attributable to Class F shares. For the period ended November 30, 2001, aggregate distribution expenses were $33,000, equivalent to an annualized rate of 0.25% of average daily net assets attributable to Class F shares.

As of November 30, 2001, aggregate distribution expenses payable to AFD for all share classes were $5,532,000.

AFD received $3,830,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares for the year ended November 30, 2001. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying Statement of Operations.

TRANSFER AGENT FEE - A fee of $8,517,000 was incurred during the year ended November 30, 2001, pursuant to an agreement with American Funds Service Company ("AFS"), the transfer agent for the fund. As of November 30, 2001, aggregate transfer agent fees payable to AFS for Class A and Class B shares were $798,000.

ADMINISTRATIVE SERVICES FEES - The fund has an administrative services agreement with CRMC for Class C and Class F shares. Pursuant to this agreement, CRMC provides transfer agency and other related shareholder services. CRMC may contract with third parties to perform these services. Under the agreement, the fund pays CRMC a fee equal to 0.15% per annum of average daily net assets of Class C and Class F shares, plus amounts payable for certain transfer agency services according to a specified schedule. For the period ended November 30, 2001, total fees under the agreement were $83,000. As of November 30, 2001, aggregate administrative services fees payable to CRMC for Class C and Class F shares were $20,000.

DEFERRED DIRECTORS' FEES - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the receipt of part or all of their compensation. Deferred compensation amounts, which remain in the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. As of November 30, 2001, the cumulative amount of these liabilities was $352,000. Directors' fees on the Statement of Operations include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of deferred compensation.

AFFILIATED OFFICERS AND DIRECTORS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $4,349,294,000 and $4,185,719,000, respectively, during the year ended November 30, 2001.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. For the year ended November 30, 2001, the custodian fee of $2,457,000 includes $129,000 that was paid by these credits rather than in cash.
FOR THE YEAR ENDED NOVEMBER 30, 2001, THE FUND RECLASSIFIED $6,463,000 FROM UNDISTRIBUTED NET INVESTMENT INCOME TO UNDISTRIBUTED NET REALIZED GAINS. THE FUND ALSO RECLASSIFIED $33,000,000 FROM UNDISTRIBUTED NET INVESTMENT INCOME TO ADDITIONAL PAID-IN CAPITAL TO REFLECT PERMANENT DIFFERENCES BETWEEN BOOK AND TAX REPORTING.

As of November 30, 2001, net assets consisted of the following:

<s>                                                                  (dollars in millions)
Capital paid in on shares of capital stock                                      $9,647.089
Undistributed net investment income                                                  4.285
Accumulated net realized loss                                                     (347.749)
Net unrealized appreciation                                                      1,266.176
Net assets                                                                     $10,569.801

Capital share transactions in the fund were as follows:

                                                                            Year ended    Nov. 30, 2001
                                                                     Amount (millions)           Shares
Class A Shares:
 Sold                                                                       $1,428.307       55,804,800
 Reinvestment of dividends and distributions                                 1,325.361       51,353,835
 Repurchased                                                                (1,529.087)     (60,086,274)
 Net increase in Class A                                                     1,224.581       47,072,361
Class B Shares: /1/
 Sold                                                                           85.941        3,367,911
 Reinvestment of dividends and distributions                                     7.377          287,085
 Repurchased                                                                    (9.812)        (393,573)
 Net increase in Class B                                                        83.506        3,261,423
Class C Shares: /2/
 Sold                                                                           54.740        2,194,618
 Reinvestment of dividends and distributions                                      .138            5,981
 Repurchased                                                                    (2.746)        (114,078)
 Net increase in Class C                                                        52.132        2,086,521
Class F Shares: /2/
 Sold                                                                           55.625        2,227,461
 Reinvestment of dividends and distributions                                      .192            8,574
 Repurchased                                                                    (7.452)        (294,536)
 Net increase in Class F                                                        48.365        1,941,499
Total net increase in fund                                                  $1,408.584       54,361,804


                                                                            Year ended    Nov. 30, 2001
                                                                     Amount (millions)           Shares
Class A Shares:
 Sold                                                                       $1,387.809       46,706,642
 Reinvestment of dividends and distributions                                   855.605       30,047,258
 Repurchased                                                                (1,279.509)     (43,089,031)
 Net increase in Class A                                                       963.905       33,664,869
Class B Shares: /1/
 Sold                                                                           59.373        1,986,461
 Reinvestment of dividends and distributions                                      .269            9,009
 Repurchased                                                                    (1.085)         (36,992)
 Net increase in Class B                                                        58.557        1,958,478
Class C Shares: /2/
 Sold                                                                              -                -
 Reinvestment of dividends and distributions                                       -                -
 Repurchased                                                                       -                -
 Net increase in Class C                                                           -                -
Class F Shares: /2/
 Sold                                                                              -                -
 Reinvestment of dividends and distributions                                       -                -
 Repurchased                                                                       -                -
 Net increase in Class F                                                           -                -
Total net increase in fund                                                  $1,022.462       35,623,347

/1/ Class B shares were not offered before March 15, 2000.
/2/ Class C and Class F shares were .
not offered before March 15, 2001

Per-share data and ratios
                                                                     Class A


                                                                 Year ended       November 30
                                                                         2001             2000      1999
Net asset value, beginning of year                                     $28.29           $29.03    $27.15

 Income from investment operations:
  Net investment income                                              .53 (1)              .62       .48

  Net (losses) gains on securities                                 (.90) (1)             1.20      4.17
 (both realized and unrealized)
   Total from investment operations                                     (.37)            1.82      4.65

 Less distributions:
  Dividends (from net investment income)                                (.50)            (.58)     (.48)

  Distributions (from capital gains)                                   (3.13)           (1.98)    (2.29)

   Total distributions                                                 (3.63)           (2.56)    (2.77)

Net asset value, end of year                                          $24.29           $28.29    $29.03

Total return (2)                                                      (1.82)%            6.37%    19.08%

Ratios/supplemental data:

 Net assets, end of year (in millions)                               $10,346          $10,716   $10,022

 Ratio of expenses to average net assets                                 .78%             .79%      .79%

 Ratio of net income to average net assets                              2.05%            2.08%     1.93%

                                                                     Class A


                                                                 Year ended       November 30
                                                                         1998             1997
Net asset value, beginning of year                                     $25.89           $23.77

 Income from investment operations:
  Net investment income                                                  .59              .64

  Net (losses) gains on securities                                      3.12             3.04
 (both realized and unrealized)
   Total from investment operations                                     3.71             3.68

 Less distributions:
  Dividends (from net investment income)                                (.58)            (.65)

  Distributions (from capital gains)                                   (1.87)            (.91)

   Total distributions                                                 (2.45)           (1.56)

Net asset value, end of year                                          $27.15           $25.89

Total return (2)                                                       15.51%           16.36%

Ratios/supplemental data:

 Net assets, end of year (in millions)                                $8,515           $7,207

 Ratio of expenses to average net assets                                 .78%             .82%

 Ratio of net income to average net assets                              2.25%            2.53%




                                                                     Class B
                                                                        Year
                                                                       ended      March 15 to
                                                               November 30,     November 30,
                                                                        2001         2000 (3)
Net asset value, beginning of period                                   $28.21           $29.57

 Income from investment operations:
  Net investment income (1)                                              .31              .32

  Net losses on securities                                              (.87)           (1.41)
(both realized and unrealized) (1)
   Total from investment operations                                     (.56)           (1.09)

 Less distributions:
  Dividends (from net investment income)                                (.31)            (.27)

  Distributions (from capital gains)                                   (3.13)               -

   Total distributions                                                 (3.44)            (.27)

Net asset value, end of period                                        $24.21           $28.21

Total return (2)                                                      (2.57)%          (3.73)%

Ratios/supplemental data:

 Net assets, end of period (in millions)                                $126              $55

 Ratio of expenses to average net assets                                1.56%            1.55%

 Ratio of net income to average net assets                              1.21%            1.45%

                                                                     Class C          Class F

                                                                 March 15 to      March 15 to
                                                               November 30,     November 30,
                                                                    2001 (3)         2001 (3)
Net asset value, beginning of period                                   $25.35           $25.40

 Income from investment operations:
  Net investment income (1)                                              .12              .27

  Net losses on securities                                             (1.15)           (1.15)
(both realized and unrealized) (1)
   Total from investment operations                                    (1.03)            (.88)

 Less distributions:
  Dividends (from net investment income)                                (.14)            (.25)

  Distributions (from capital gains)                                       -                -

   Total distributions                                                  (.14)            (.25)

Net asset value, end of period                                        $24.18           $24.27

Total return (2)                                                      (4.08)%          (3.45)%

Ratios/supplemental data:

 Net assets, end of period (in millions)                                 $50              $47

 Ratio of expenses to average net assets                           1.78% (4)         .92% (4)

 Ratio of net income to average net assets                          .73% (4)         1.55%(4)

Supplemental data - all classes


                                                                 Year ended       November 30
                                                                         2001             2000
Portfolio turnover rate                                                45.16%           41.14%

Portfolio turnover rate                                                  1999             1998      1997
                                                                       33.90%           39.44%    32.41%


1) Based on average shares outstanding.
2) Total returns exclude all sales charges, including contingent deferred sales charges.
3) Based on operations for the period shown and, accordingly, not representative of a full year (unless otherwise noted).
4) Annualized.

Report of Independent Accountants

To the Board of Directors and Shareholders of Capital World Growth and Income Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of Capital World Growth and Income Fund, Inc. (the "Fund") at November 30, 2001, the results of its operations, the changes in its net assets and the per-share data and ratios for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2001, by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
December 28, 2001


Tax Information (unaudited)

We are required to advise you within 60 days of the fund?s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

During the fiscal year ended November 30, 2001, the fund paid a long-term capital gain distribution of $1,193,218,000.

The fund makes an election under the Internal Revenue Code Section 853 to pass through certain non-U.S. taxes paid by the fund to its shareholders as a foreign tax credit. The amount of foreign tax credit passed through to shareholders for the fiscal year ended November 30, 2001 is $13,833,000. Foreign source income earned by the fund for the fiscal year ended November 30, 2001 was $211,080,000. Shareholders are entitled to a foreign tax credit or an itemized deduction, at their discretion. Generally, it is more advantageous to claim a credit than to take a deduction.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 33% of the dividends paid by the fund from net investment income represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND?S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2002 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2004 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

                                     PART C
                                OTHER INFORMATION
                   CAPITAL WORLD GROWTH AND INCOME FUND, INC.

ITEM 23. EXHIBITS

(a) Articles of Incorporation - previously filed (see Post-Effective Amendment No. 7 filed 1/30/98); Articles Supplementary - previously filed (see P/E Amendment No. 10 filed 3/8/00; No. 11 filed 3/13/01 and No. 12 filed 2/14/02)
(b) By-laws - previously filed (see P/E Amendment No. 11 filed 3/13/01)
(c) Form of share certificate - previously filed (see P/E Amendment No. 11 filed 3/13/01)
(d) Form of Investment Advisory and Service Agreement - previously filed (see P/E Amendment No. 10 filed 3/8/00)
(e-1) Form of Amended and Restated Principal Underwriting Agreement - previously filed (see P/E Amendment No. 12 filed 2/14/02)
(e-2) Form of Selling Group Agreements
(f) None
(g) Form of Global Custody Agreement
(h) Form of Amended and Restated Administrative Services Agreement; and
 Form of Amended Shareholder Services Agreement - previously filed (see P/E Amendment No. 12 filed 2/14/02)
(i) Legal opinion for Classes R-1, R-2, R-3, R-4 and R-5 Shares
(j) Consent of Independent Accountants
(k) None
(l) None
(m-1) Forms of Plans of Distribution - previously filed (see P/E Amendment No. 7 filed 1/30/98; No. 10 filed 3/8/00; No. 11 filed 3/13/01; and No. 12 filed
2/14/02)
(m-2) Forms of Plans of Distribution relating to Class R-1, R-2, R-3 and R-4 Shares
(n) Form of Amended and Restated Multiple Class Plan - previously filed (see P/E Amendment No. 12 filed 2/14/02)
(o) None
(p) Code of Ethics - previously filed (see P/E Amendment No. 12 filed 2/14/02)

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

  None

ITEM 25. INDEMNIFICATION

 Registrant is a joint-insured under Investment Advisor/Mutual Fund Errors and Omissions Policies written by American International Surplus Lines Insurance Company, Chubb Custom Insurance Company and ICI Mutual Insurance Company. These policies insure its officers and directors against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

 Subsection (b) of Section 2-418 of the General Corporation Law of Maryland empowers a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against reasonable expenses (including attorneys' fees), judgments, penalties, fines and amounts paid in settlement actually incurred by him in connection with such action, suit or proceeding unless it is established that: (I) the act or omission of the person was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the person actually received an improper personal benefit of money, property or services; or (iii) with respect to any criminal action or proceeding, the person had reasonable cause to believe his act or omission was unlawful.

 Indemnification under subsection (b) of Section 2-418 may not be made by a corporation unless authorized for a specific proceeding after a determination has been made that indemnification is permissible in the circumstances because the party to be indemnified has met the standard of conduct set forth in subsection (b). This determination shall be made (I) by the Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate; (ii) by special legal counsel selected by the Board of Directors of a committee of the Board by vote as set forth in subparagraph (I), or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which any director who is a party may participate; or (iii) by the stockholders (except that shares held by any party to the specific proceeding may not be voted). A court of appropriate jurisdiction may also order indemnification if the court determines that a person seeking indemnification is entitled to reimbursement under subsection
(b).

 Section 2-418 further provides that indemnification provided for by Section 2-418 shall not be deemed exclusive of any rights to which the indemnified party may be entitled; that the scope of indemnification extends to directors, officers, employees or agents of a constituent corporation absorbed in a consolidation or merger and persons serving in that capacity at the request of the constituent corporation for another; and empowers the corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in any such capacity or arising out of such person's status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 2-418.

 Article VIII (h) of the Articles of Incorporation of Capital World Growth and Income Fund, Inc. (the "Fund" or the "Corporation") provides that "The Corporation shall indemnify (1) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (2) its other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation's By-Laws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such by-laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of this Charter of the Corporation shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal. Nothing contained herein shall be construed to authorize the Corporation to indemnify any director or officer of the Corporation against any liability to the Corporation or to any holders of securities of the Corporation to which he is subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Any indemnification by the Corporation shall be consistent with the requirements of law, including the Investment Company Act of 1940."

 The Fund will comply with the indemnification requirements contained in the Investment Company Act of 1940 (the "1940 Act") Releases No. 7221 (June 9,
1972) and No. 11330 (September 4, 1980). In addition, indemnification by the Corporation shall be consistent with the requirements of rule 484 under the Securities Act of 1933. Furthermore, the Fund has undertaken to the staff of the Securities and Exchange Commission that the Fund's indemnification provisions quoted above prohibit indemnification for liabilities arising under the Securities Act of 1933 and the 1940 Act.

  Registrant will comply with the indemnification requirements contained in the Investment Company Act of 1940 (the "1940 Act") Releases No. 7221 (June 9,
1972) and No. 11330 (September 4, 1980). In addition, indemnification by the Registrant shall be consistent with the requirements of rule 484 under the Securities Act of 1933. Furthermore, Registrant undertakes to the staff of the Securities and Exchange Commission that the Fund's indemnification provisions quoted above prohibit indemnification for liabilities arising under the Securities Act of 1933 and the 1940 Act.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

 None

ITEM 27. PRINCIPAL UNDERWRITERS

 (a) American Funds Distributors, Inc. is the Principal Underwriter of shares of: AMCAP Fund, Inc., American Balanced Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., Capital Income Builder, Inc., Capital World Bond Fund, Inc., The Cash Management Trust of America, EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., The Investment Company of America, Intermediate Bond Fund of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.

(B) (1)                                               (2)                            (3)

       NAME AND PRINCIPAL                          POSITIONS AND OFFICES          POSITIONS AND OFFICES

       BUSINESS ADDRESS                            WITH UNDERWRITER               WITH REGISTRANT



       David L. Abzug                              Vice President                 None

       P.O. Box 2248

       Agoura Hills, CA 91376



       John A. Agar                                Vice President                 None

       P.O. Box 7326

       Little Rock, AR 72217



       Robert B. Aprison                           Vice President                 None

       2983 Bryn Wood Drive

       Madison, WI  53711



L      William W. Bagnard                          Vice President                 None



       Steven L. Barnes                            Senior Vice President          None

       7490 Clubhouse Road

       Suite 100

       Boulder, CO  80301



B      Carl R. Bauer                               Vice President                 None



       Michelle A. Bergeron                        Senior Vice President          None

       4160 Gateswalk Drive

       Smyrna, GA 30080



       J. Walter Best, Jr.                         Regional Vice President        None

       9013 Brentmeade Blvd.

       Brentwood, TN 37027



       Joseph T. Blair                             Senior Vice President          None

       P.O. Box 3529

       148 E. Shore Avenue

       Groton Long Point, CT 06340



       John A. Blanchard                           Vice President                 None

       576 Somerset Lane

       Northfield, IL 60093



       Ian B. Bodell                               Senior Vice President          None

       P.O. Box 1665

       Brentwood, TN  37024-1665



       Mick L. Brethower                           Senior Vice President          None

       601 E. Whitestone Blvd.

       Building 6, Suite 115

       Cedar Park, TX 78613



       Alan Brown                                  Vice President                 None

       4129 Laclede Avenue

       St. Louis, MO 63108



B      J. Peter Burns                              Vice President                 None



       Cody Callaway                               Regional Vice President        None

       803 South Desert Palm Place

       Broken Arrow, OK 74012



       Matthew C. Carlisle                         Regional Vice President        None

       4500 Fairvista Drive

       Charlotte, NC 28269



       Damian F. Carroll                           Regional Vice President        None

       40 Ten Acre Road

       New Britain, CT 06052



       Brian C. Casey                              Vice President                 None

       8002 Greentree Road

       Bethesda, MD  20817



       Victor C. Cassato                           Senior Vice President          None

       609 W. Littleton Blvd., Suite 310

       Littleton, CO  80120



       Christopher J. Cassin                       Senior Vice President          None

       19 North Grant Street

       Hinsdale, IL  60521



       Denise M. Cassin                            Vice President                 None

       1301 Stoney Creek Drive

       San Ramon, CA  94583



L      David Charlton                              Senior Vice President          None



L      Larry P. Clemmensen                         Director                       None



L      Kevin G. Clifford                           Director, President and        None
                                                   Co-Chief

                                                   Executive Officer



H      Cheri Coleman                               Assistant Vice President       None



       Ruth M. Collier                             Senior Vice President          None

       29 Landsdowne Drive

       Larchmont, NY 10538



S      David Coolbaugh                             Vice President                 None



       Carlo O. Cordasco                           Regional Vice President        None

       101 Five Forks Lane

       Hampton, VA 23669



       Thomas E. Cournoyer                         Vice President                 None

       2333 Granada Boulevard

       Coral Gables, FL  33134



       Joseph G. Cronin                            Regional Vice President        None

       1533 Wilmot Road

       Deerfield, IL 60015



       William F. Daugherty                        Regional Vice President        None

       1216 Highlander Way

       Mechanicsburg, PA 17050



       Guy E. Decker                               Regional Vice President        None

       2990 Topaz Lane

       Carmel, IN 46032



       Daniel J. Delianedis                        Vice President                 None

       Edina Executive Plaza

       5200 Willson Road, Suite 150

       Edina, MN  55424



       James A. DePerno, Jr.                       Regional Vice President        None

       91 Church Street

       East Aurora, NY 14052



L      Bruce L. DePriester                         Senior Vice President          None



       Thomas J. Dickson                           Regional Vice President        None

       108 Wilmington Court

       Southlake, TX 76092



       Michael A. DiLella                          Vice President                 None

       P. O. Box 661

       Ramsey, NJ  07446



       G. Michael Dill                             Senior Vice President          None
       505 E. Main Street

       Jenks, OK  74037



       Kirk D. Dodge                               Senior Vice President          None

       2627 Mission Street

       San Marino, CA  91108



       Peter J. Doran                              Director, Executive Vice       None
                                                   President

       100 Merrick Road, Suite 216W

       Rockville Centre, NY 11570



L      Michael J. Downer                           Secretary                      None



       Michael J. Dullaghan                        Regional Vice President        None

       5040 Plantation Grove Lane

       Roanoke, VA 24012



S      J. Steven Duncan                            Senior Vice President          None



       Robert W. Durbin                            Vice President                 None

       74 Sunny Lane

       Tiffin, OH  44883



I      Lloyd G. Edwards                            Senior Vice President          None



       Timothy L. Ellis                            Regional Vice President        None

       1441 Canton Mart Road, Suite 9

       Jackson, MS 39211



       John R. Fodor                               Senior Vice President          None

       15 Latisquama Road

       Southborough, MA  01772



       Daniel B. Frick                             Regional Vice President        None

       845 Western Avenue

       Glen Ellyn, IL 60137



       Clyde E. Gardner                            Senior Vice President          None

       Route 2, Box 3162

       Osage Beach, MO  65065



L      Linda S. Gardner                            Assistant Vice President       None



B      Evelyn K. Glassford                         Vice President                 None



       Jack E. Goldin                              Regional Vice President        None

       7995 Northwest 20th Street

       Pembroke Pines, FL 33024



       Jeffrey J. Greiner                          Vice President                 None

       12210 Taylor Road

       Plain City, OH  43064



L      Paul G. Haaga, Jr.                          Director                       Vice Chairman



B      Mariellen Hamann                            Vice President                 None



       Derek S. Hansen                             Regional Vice President        None

       13033 Ridgedale Drive, PMB 147
       Minnetonka, MN 55305



       David E. Harper                             Senior Vice President          None

       150 Old Franklin School Road

       Pittstown, NJ 08867



H      Mary Pat Harris                             Vice President                 None



       Robert J. Hartig, Jr.                       Regional Vice President        None

       8504 Scenic View Drive, Apt. 103

       Fishers, IN 46038



       Steven J. Hipsley                           Regional Vice President        None

       100 Kaydeross Park Road

       Saratoga Springs, NY 12866



       Ronald R. Hulsey                            Senior Vice President          None

       6202 Llano

       Dallas, TX  75214



       Robert S. Irish                             Vice President                 None

       1225 Vista Del Mar Drive

       Delray Beach, FL  33483



       Michael J. Johnston                         Director                       None

       630 Fifth Avenue, 36th Floor

       New York, NY  10111



B      Damien M. Jordan                            Senior Vice President          None



       John P. Keating                             Regional Vice President        None

       2285 Eagle Harbor Parkway

       Orange Park, FL 30073



       Dorothy Klock                               Vice President                 None

       555 Madison Avenue, 29th Floor

       New York, NY 10022



       Dianne L. Koske                             Assistant Vice President

       122 Clydesdale Court

       Hampton, VA 23666



       Andrew R. LeBlanc                           Regional Vice President        None

       78 Eton Road

       Garden City, NY 11530



B      Karl A. Lewis                               Vice President                 None



       T. Blake Liberty                            Vice President                 None

       5506 East Mineral Lane

       Littleton, CO  80122



       Mark J. Lien                                Regional Vice President        None

       1103 Tulip Tree Lane

       West Des Moines, IA 50266



L      Lorin E. Liesy                              Vice President                 None



I      Kelle Lindenberg                            Assistant Vice President       None



       Louis K. Linquata                           Regional Vice President        None

       5214 Cass Street

       Omaha, NE 68132



LW     Robert W. Lovelace                          Director                       None



       Brendan T. Mahoney                          Regional Vice President        None

       29 Harvard Drive

       Sudbury, MA 01776



       Stephen A. Malbasa                          Director, Senior Vice          None
                                                   President

       13405 Lake Shore Blvd.

       Cleveland, OH  44110



       Steven M. Markel                            Senior Vice President          None

       5241 South Race Street

       Greenwood Village, CO  80121



L      J. Clifton Massar                           Director, Senior Vice          None
                                                   President



       James R. McCrary                            Regional Vice President        None

       28812 Crestridge

       Rancho Palos Verdes, CA 90275



L      Scott F. McIntyre                           Senior Vice President          None



S      John V. McLaughlin                          Senior Vice President          None



       Terry W. McNabb                             Vice President                 None

       2002 Barrett Station Road

       St. Louis, MO  63131



       Scott M. Meade                              Regional Vice President        None

       P.O. Box 122

       Rye Beach, NH 03871



       Monty L. Moncrief                           Regional Vice President        None

       55 Chandler Creek Court

       The Woodlands, TX 77381



       William E. Noe                              Vice President                 None

       304 River Oaks Road

       Brentwood, TN  37027



       Peter A. Nyhus                              Vice President                 None

       3084 Wilds Ridge Court

       Prior Lake, MN  55372



       Eric P. Olson                               Vice President                 None

       62 Park Drive

       Glenview, IL  60025



       Jeffrey A. Olson                            Regional Vice President        None

       930 S. Cowley Street, #305

       Spokane, WA 99202



       Gary A. Peace                               Regional Vice President        None

       291 Kaanapali Drive

       Napa, CA 94558



       Samuel W. Perry                             Regional Vice President        None

       4730 East Indian School Road

       Suite 120

       Phoenix, AZ 85018



       David K. Petzke                             Regional Vice President        None

       4016 Saint Lucia Street

       Boulder, CO 80301



       Fredric Phillips                            Senior Vice President          None

       175 Highland Avenue, 4th Floor

       Needham, MA  02494



B      Candance D. Pilgrim                         Assistant Vice President       None



       Carl S. Platou                              Vice President                 None

       7455 80th Place, S.E.

       Mercer Island, WA  98040



S      Richard P. Prior                            Vice President                 None



       Mark S. Reischmann                          Regional Vice President        None

       5485 East Mineral Lane

       Littleton, CO 80122



       Steven J. Reitman                           Senior Vice President          None

       212 The Lane

       Hinsdale, IL  60521



       Brian A. Roberts                            Vice President                 None

       418 S. Royal Street

       Alexandria, VA 22314



L      Julie D. Roth                               Vice President                 None



L      James F. Rothenberg                         Director                       None



       Douglas F. Rowe                             Vice President                 None

       414 Logan Ranch Road

       Georgetown, TX  78628



       Christopher S. Rowey                        Vice President                 None

       10538 Cheviot Drive

       Los Angeles, CA  90064



H      Steve Rubin                                 Assistant Vice President       None



       Dean B. Rydquist                            Senior Vice President          None

       1080 Bay Pointe Crossing

       Alpharetta, GA  30005



       Richard R. Samson                           Senior Vice President          None

       4604 Glencoe Avenue, #4

       Marina del Rey, CA  90292



       Paul V. Santoro                             Regional Vice President        None

       17 Willow Street

       Boston, MA 02108



       Joseph D. Scarpitti                         Vice President                 None

       31465 St. Andrews

       Westlake, OH  44145



       Shannon D. Schofield                        Regional Vice President        None

       201 McIver Street

       Greenville, SC 29601



S      Sherrie Senft                               Vice President                 None



L      R. Michael Shanahan                         Director                       None



       Brad Short                                  Regional Vice President        None

       1601 Seal Way

       Seal Beach, CA 90740



       David W. Short                              Chairman of the Board and      None

       1000 RIDC Plaza, Suite 212                  Co-Chief Executive
                                                   Officer

       Pittsburgh, PA 15238



       William P. Simon                            Senior Vice President          None

       912 Castlehill Lane

       Devon, PA 19333



       Jerry L. Slater                             Regional Vice President        None

       4152 42nd Avenue, NE

       Seattle, WA 98105



       Rodney G. Smith                             Senior Vice President          None

       100 N. Central Expressway

       Suite 1214

       Richardson, TX  75080



       Anthony L. Soave                            Regional Vice President        None

       5397 W. Rosebud Court, S.E.

       Kentwood, MI 49512



L      Therese L. Soullier                         Assistant Vice President       None



       Nicholas D. Spadaccini                      Vice President                 None

       855 Markley Woods Way

       Cincinnati, OH  45230



L      Kristen J. Spazafumo                        Assistant Vice President       None



       Daniel S. Spradling                         Senior Vice President          None

       181 Second Avenue

       Suite 228

       San Mateo, CA  94401



B      Raymond Stein                               Assistant Vice President       None



LW     Eric H. Stern                               Director                       None



       Brad Stillwagon                             Regional Vice President        None

       2438 Broadmeade Road

       Louisville, KY 40205



       Thomas A. Stout                             Vice President                 None

       1004 Ditchley Road

       Virginia Beach, VA 23451



       Craig R. Strauser                           Vice President                 None

       3 Dover Way

       Lake Oswego, OR  97034



       Francis N. Strazzeri                        Senior Vice President          None

       3021 Kensington Trace

       Tarpon Springs, FL 34689



L      Lisa F. Swaiman                             Vice President                 None



L      Drew W. Taylor                              Vice President                 None



       Gary J. Thoma                               Regional Vice President        None

       21 White Cloud

       HCR 1 Box 172-A

       Keshena, WI 54135



       Cynthia M. Thompson                         Regional Vice President        None

       4 Franklin Way

       Ladera Ranch, CA 92694



L      James P. Toomey                             Vice President                 None



I      Christopher E. Trede                        Vice President                 None



       George F. Truesdail                         Senior Vice President          None

       400 Abbotsford Court

       Charlotte, NC  28270



       Scott W. Ursin-Smith                        Vice President                 None

       60 Reedland Woods Way

       Tiburon, CA  94920



       J. David Viale                              Regional Vice President        None

       39 Old Course Drive

       Newport Beach, CA 92660



       Gerald J. Voss                              Regional Vice President        None

       The Pines at Four Hills

       3900 S. Southeastern Ave., #304

       Sioux Falls, SD 57103



       Thomas E. Warren                            Vice President                 None

       7347 Turnstone Road

       Sarasota, FL  34242



L      J. Kelly Webb                               Senior Vice President,         None

                                                   Treasurer and Controller



       Gregory J. Weimer                           Vice President                 None

       206 Hardwood Drive

       Venetia, PA  15367



B      Timothy W. Weiss                            Director                       None



SF     Gregory W. Wendt                            Director                       None



       George J. Wenzel                            Regional Vice President        None

       251 Barden Road

       Bloomfield Hills, MI 48304



H      J. D. Wiedmaier                             Assistant Vice President       None



SF     N. Dexter Williams, Jr.                     Senior Vice President          None



       Timothy J. Wilson                           Vice President                 None

       113 Farmview Place

       Venetia, PA  15367



B      Laura L. Wimberly                           Vice President                 None



H      Marshall D. Wingo                           Director, Senior Vice          None
                                                   President



L      Robert L. Winston                           Director, Senior Vice          None
                                                   President



       William R. Yost                             Senior Vice President          None

       9320 Overlook Trail

       Eden Prairie, MN  55347



       Jonathan A. Young                           Regional Vice President        None

       329 Downing Drive

       Chesapeake, VA 23322



       Scott D. Zambon                             Regional Vice President        None

       2178 Piper Lane

       Tustin, CA 92782


__________

L Business Address, 333 South Hope Street, Los Angeles, CA
90071
LW Business Address, 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025
B Business Address, 135 South State College Boulevard, Brea, CA
92821
S Business Address, 3500 Wiseman Boulevard, San Antonio, TX
78251
SF Business Address, One Market, Steuart Tower, Suite 1800, San Francisco, CA 94105-1016
H Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
I Business Address, 8332 Woodfield Crossing Blvd., Indianapolis,
IN 46240

 (c) None

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

 Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and held in the offices of its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071, and/or 135 South State College
Boulevard, Brea, California 92821.

 Registrant's records covering shareholder accounts are maintained and kept by its transfer agent, American Funds Service
Company, 135 South State College Boulevard, Brea, California 92821; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; 3500 Wiseman Boulevard, San Antonio, Texas 78251; and 5300 Robin Hood
Road, Norfolk, VA  23513.

 Registrant's records covering portfolio transactions are maintained and kept by its custodian, JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017-2070.

ITEM 29. MANAGEMENT SERVICES

 None

ITEM 30. UNDERTAKINGS

 n/a


                            SIGNATURE OF REGISTRANT

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and State of California on the 13th day of May, 2002.

     CAPITAL WORLD GROWTH AND INCOME FUND, INC.
     By /s/ Gina H. Despres
     (Gina H. Despres, Chairman of the Board)

Pursuant to the requirements of the Securities Act of 1933, this amendment to its registration statement has been signed below on May 13, 2002, by the following persons in the capacities indicated.

           SIGNATURE                                     TITLE
(1)        Principal Executive Officer:
            /s/ Gina H. Despres                          Chairman of the Board
           (Gina H. Despres)
(2)        Financial Officer and
           Principal Financial Officer and
           Principal Accounting Officer:
            /s/ R. Marcia Gould                          Treasurer
           (R. Marcia Gould)
(3)        Directors:
           H. Frederick Christie*                        Director
            /s/ Gina H. Despres                          Chairman of the Board
           (Gina H. Despres)
            /s/ Paul G. Haaga, Jr.                       Vice Chairman of the Board
           (Paul G. Haaga, Jr.)                          Director
           Merit E. Janow                                Director
           Mary Myers Kauppila*                          Director
           Gail L. Neale*                                Director
           Robert J. O'Neill*                            Director
           Donald E. Petersen*                           Director
           Stefanie Powers*                              Director
           Frank Stanton*                                Director
           Steadman Upham                                Director
           Charles Wolf, Jr.*                            Director
           *By /s/ Vincent P. Corti
           (Vincent P. Corti, Attorney-in-Fact)

Counsel represents that this amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of rule 485(b).

                                             /s/ Kristine M. Nishiyama
                                                 (Kristine M. Nishiyama)